                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

In Re:                             )    Case No. 01 B 14633
                                   )    (Jointly Administered)
                                   )
WORLD ACCESS, INC., et al.,        )    Chapter 11
                                   )
                     Debtors.      )    Honorable Susan Pierson Sonderby
                                   )

                              ORDER CONFIRMING PLAN

      The plan under chapter 11 of the Bankruptcy Code filed in the above-captioned matter jointly by the Official Committee of Unsecured Creditors of World Access, Inc, et al. (the "Committee"), and World Access, Inc., WA Telecom Products Co., Inc., World Access Telecommunications Group, Inc., Facilicom International LLC, and WorldxChange Communications, Inc. (collectively, the "Debtors") on August 5, 2004 entitled "Revised Second Amended Joint Plan of Liquidation of Official Committee of Unsecured Creditors and Debtors for World Access Group under Chapter 11 of the Bankruptcy Code" (as amended hereby, the "Joint Plan"),(1) having been appropriately transmitted to creditors and equity security holders; it having been determined after hearing on adequate and appropriate notice that the requirements for confirmation set forth in section 1129 of the Bankruptcy Code have been satisfied; pursuant to section 1127 of the Bankruptcy Code and Rule 3019 of the Bankruptcy Rules, the Proponents seek authorization to amend the Joint Plan to make technical and non-material amendments to a provision in the Plan as set forth in Exhibit A hereto (the "Plan Modification"); and the

--------------------------
(1) Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Joint Plan.

Court hereby finding that the Plan Modification is a technical and non-material change to the Joint Plan; and good and sufficient cause appearing for this Order;

      IT IS ORDERED that the Plan Modification is hereby approved in all respects and the Joint Plan as modified by the Plan Modifications becomes the Joint Plan;

      IT IS FURTHER ORDERED that, because the Plan Modification does not adversely change the treatment of any holder of a Claim or Equity Interest otherwise entitled to vote on the Joint Plan, resolicitation is not required under Bankruptcy Rule 3019;

      IT IS FURTHER ORDERED that all holders of Claims and Equity Interests who accept the Joint Plan are deemed to accept the Plan Modification;

      IT IS FURTHER ORDERED that the Joint Plan, a copy of which is attached hereto as Exhibit B, is confirmed;

      IT IS FURTHER ORDERED that the injunctions contained in section 13.6 of the Joint Plan are modified and approved as set forth in Exhibit C;

      IT IS FURTHER ORDERED that, as set forth below, all objections to confirmation filed with the Court have been withdrawn, settled, or overruled.
Specifically:

            1. the objection to confirmation of the Joint Plan filed by Sprint Communications Company L.P. ("Sprint"), dated September 13, 2004 is hereby withdrawn and (i) Sprint's claims in these cases shall be treated as Claims against Facilicom only (either as Estate Specific Administrative Expense Claims or as General Unsecured Claims, as the case may be), which treatment accords with the Debtors' books and records; (ii) to the extent that such Claims are allowed, shall receive Distributions from the Facilicom Estate; and (iii) nothing in the Joint Plan or this Confirmation Order shall affect or impair in any way any rights of setoff, offset, or recoupment that Sprint may possess;

            2. the objection asserted by the Texas Comptroller of Public Accounts ("Texas"), dated September 9, 2004 is hereby withdrawn and (i) to the extent that deferred Cash Payments are paid to Texas under Section 3.2 of the Joint Plan, an 8% per annum rate of interest shall be used for Texas; and (ii) nothing in the Joint Plan or this Confirmation Order shall affect or impair any right of setoff that Texas may hold;

            3. the objection asserted by United Technological Systems, Inc. ("Uni-Tel") and V3 Global, Inc. ("V3"), dated September 13, 2004 is hereby withdrawn and nothing in the Joint Plan or this Confirmation Order shall affect or impair in any way any rights of setoff, offset, recoupment, or other defenses that either Uni-Tel, V3, Sameer Mohan, and/or Srampikal K. Mohan may possess in any suit or cause of action that any of the Debtors have or may assert against Uni-Tel, V3, Sameer Mohan, and/or Srampikal K. Mohan, provided however, that the foregoing term shall not affect the impact or effect, if any, of the failure of Uni-Tel, V3, Sameer Mohan, and/or Srampikal K. Mohan to timely file a proof of claim prior to any bar date in these cases;

            4. the objection of the United States Trustee to confirmation of the Joint Plan, dated September 13, 2004 is hereby withdrawn and the injunctions contained in section 13.6 of the Joint Plan are modified and approved as set forth in Exhibit C;

            5. the informal objection raised by the State of Washington ("Washington") as set forth in an e-mail dated September 15, 2004 is hereby withdrawn and (i) to the extent that deferred Cash Payments are proposed to be paid to Washington under Section 3.2 of the Joint Plan, an 8% per annum rate of interest shall be used for Washington; and

      (ii) nothing in the Joint Plan or this Confirmation Order shall affect or impair any right of setoff that Washington may hold; and

            6. with respect to the holders of WorldxChange Priority Claims who have objected to the Joint Plan listed on Exhibit D (such WorldxChange Priority Claims, the "Objecting WorldxChange Priority Claims"), to the extent that the Allowed amount of such Objecting WorldxChange Priority Claims would not receive full payment under the Joint Plan, the holders of such Claims shall receive payment in full (without interest) from the non-Estate fund described in the next sentence on the later of (x) the date initial Distributions are made under the Plan and (y) the date any such Objecting WorldxChange Priority Claim becomes an Allowed WorldxChange Priority Claim. R(2) has agreed that $20,000 of its initial Distributions under the Plan may be held back and utilized by the Realization Trust for the payment of such Allowed Objecting WorldxChange Priority Claims; to the extent that there are any excess funds after payment in full of the Objecting WorldxChange Priority Claims, such excess shall be distributed to R(2).

            IT IS FURTHER ORDERED that a post-confirmation status hearing shall be set for _________________ at ___________ a.m.

Chicago, Illinois
Dated: __________________                      _________________________________
                                               Honorable Susan Pierson Sonderby
                                               United States Bankruptcy Judge

                                    EXHIBIT A

              MODIFICATIONS TO THE JOINT PLAN, DATED AUGUST 5, 2004

1. Section 16.2.1 of the Joint Plan is hereby amended by deleting the last two sentences thereof and inserting the following sentences in lieu thereof:

      Except as expressly set forth in this Section 16.2.1 of the Plan, the Senior Notes Indenture, any related agreements or documents and the Senior Notes, shall be deemed automatically terminated and cancelled and the obligations of the Senior Notes Indenture Trustee thereunder shall be discharged on the Effective Date, provided, however, that the Senior Notes and the Senior Notes Indenture shall continue in effect solely for the purposes of (i) allowing the Senior Noteholders to receive their Distributions hereunder, (ii) allowing the Senior Notes Indenture Trustee to make the Distributions, if any, to be made on account of the Senior Notes, (iii) permitting the Senior Notes Indenture Trustee to assert its charging lien against such Distributions for payment of its fees and expenses. Upon completion of all such Distributions to the Senior Noteholders, any remaining existence of the Senior Notes Indenture, any related agreements or documents, and the Senior Notes shall be terminated and cancelled and any remaining obligations of the Senior Notes Indenture Trustee shall be discharged.

2. Section 16.2.2 of the Joint Plan is hereby amended by deleting the last two sentences thereof and inserting the following sentences in lieu thereof:

      Except as expressly set forth in this Section 16.2.2 of the Plan, the Convertible Subordinated Notes Indenture, any related agreements or documents and the Convertible Subordinated Notes, shall be deemed automatically terminated and cancelled and the obligations of the Convertible Subordinated Notes Indenture Trustee thereunder shall be discharged on the Effective Date, provided, however, that the Convertible Subordinated Notes and the Convertible Subordinated Indenture shall continue in effect solely for the purposes of (i) allowing the Convertible Subordinated Noteholders to receive their Distributions hereunder, (ii) allowing the Convertible Subordinated Notes Indenture Trustee to make the Distributions, if any, to be made on account of the Convertible Subordinated Notes, (iii) permitting the Convertible Subordinated Notes Indenture Trustee to assert its charging lien against such Distributions for payment of its fees and expenses. Upon completion of all such Distributions to the Convertible Subordinated Noteholders, any remaining existence of the Convertible Subordinated Notes Indenture, any related agreements or documents, and the Convertible Subordinated Notes shall be terminated and cancelled and any remaining obligations of the Convertible Subordinated Notes Indenture Trustee shall be discharged.

                                   EXHIBIT B

              THE JOINT PLAN (AS AMENDED BY THE PLAN MODIFICATION)

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

------------------------------X         :    Chapter 11
                                             Case No. 01-14633

In re:                                  :

                                        :    Honorable Susan Pierson Sonderby

WORLD ACCESS, INC., et al.,             :

                Debtors.                :    (Jointly Administered)

------------------------------X

               REVISED SECOND AMENDED JOINT PLAN OF LIQUIDATION OF
              OFFICIAL COMMITTEE OF UNSECURED CREDITORS AND DEBTORS
         FOR WORLD ACCESS GROUP UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

CADWALADER WICKERSHAM & TAFT           JENNER & BLOCK LLC
John Bae                               Mark K. Thomas
Michael J. Edelman                     One IBM Plaza
100 Maiden Lane                        Chicago, EL 60611
New York, NY 10038                     Telephone: 312-222-9350
(212) 504-6000

                 and

GARDNER, CARTON & DOUGLAS
Harold L. Kaplan
Jeffrey Schwartz
Suite 3700
191 North Wacker Drive
Chicago, Illinois 60606-1698
(312) 569-1208

Co-Counsel for the Official Committee of Unsecured Creditors

Dated:  September 21, 2004

                                TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
SECTION I       DEFINITIONS..........................................................     1

1.1      "Abandoned Causes of Action"................................................     1
1.2      "Administrative Expense Claim"..............................................     1
1.3      "Affiliate".................................................................     2
1.4      "Allocation Methodology"....................................................     2
1.5      "Allowed"...................................................................     2
1.6      "Assigned Causes of Action".................................................     2
1.7      "Assumption/Assignment Schedule"............................................     3
1.8      "Available Cash"............................................................     3
1.9      "Avoidance Actions".........................................................     3
1.10     "Ballot"....................................................................     3
1.11     "Bank Account/Consolidation Orders".........................................     3
1.12     "Bankruptcy Code"...........................................................     3
1.13     "Bankruptcy Rules"..........................................................     3
1.14     "Bankruptcy Court"..........................................................     3
1.15     "BATM"......................................................................     4
1.16     "Business Day"..............................................................     4
1.17     "Cash"......................................................................     4
1.18     "Cash Investment Yield".....................................................     4
1.19     "Cash Management Order".....................................................     4
1.20     "Causes of Action"..........................................................     4
1.21     "Chapter 11 Cases"..........................................................     4
1.22     "Claim".....................................................................     4
1.23     "Claims Agent"..............................................................     4
1.24     "Class".....................................................................     4
1.25     "Collateral"................................................................     4
1.26     "Confirmation Date".........................................................     5
1.27     "Confirmation Hearing"......................................................     5
1.28     "Confirmation Order"........................................................     5
1.29     "Convertible Subordinated Notes"............................................     5
1.30     "Convertible Subordinated Notes Indenture"..................................     5
1.31     "Convertible Subordinated Notes Indenture Trustee"..........................     5
1.32     "Convertible Subordinated Noteholders"......................................     5
1.33     "Convertible Subordinated Noteholders' Claims"..............................     5
1.34     "Convertible Subordinated Notes Guarantee Claims"...........................     5
1.35     "Creditors' Committee"......................................................     5
1.36     "Cure"......................................................................     5
1.37     "D&O Policies"..............................................................     6

1.38     "Debtors".................................................................      6
1.39     "Debtors-in-Possession"...................................................      6
1.40     "Deficiency"..............................................................      6
1.41     "Disallowed Claim"........................................................      6
1.42     "Disclosure Statement"....................................................      6
1.43     "Disclosure Statement Approval Date"......................................      6
1.44     "Disclosure Statement Approval Order".....................................      6
1.45     "Disputed Claim"..........................................................      7
1.46     "Disputed Claims Reserve".................................................      7
1.47     "Distributions"...........................................................      7
1.48     "Effective Date"..........................................................      7
1.49     "Entity"..................................................................      7
1.50     "Equity Interest".........................................................      7
1.51     "Estate"..................................................................      7
1.52     "Estate Specific Administrative Expense Claim"............................      7
1.53     "Exculpated Parties"......................................................      7
1.54     "Facilicom"...............................................................      8
1.55     "Facilicom Common Stock"..................................................      8
1.56     "Facilicom Secured Claim".................................................      8
1.57     "Final Order".............................................................      8
1.58     "GAAP"....................................................................      8
1.59     "General Unsecured Claims"................................................      8
1.60     "Indemnity Order Expenses"................................................      8
1.61     "Intercompany Claim"......................................................      8
1.62     "Inter-Estate Prepetition Claim Methodology"..............................      8
1.63     "Inter-Estate Settlement".................................................      8
1.64     "Liabilities".............................................................      8
1.65     "Lien"....................................................................      9
1.66     "NACT"....................................................................      9
1.67     "Old Capital Stock".......................................................      9
1.68     "Old Common Stock"........................................................      9
1.69     "Old Stock Options".......................................................      9
1.70     "Original Chapter 11 Plan"................................................      9
1.71     "Pending D&O Actions".....................................................      9
1.72     "Person"..................................................................      9
1.73     "Petition Date"...........................................................      9
1.74     "Plan"....................................................................      9
1.75     "Plan Expenses"...........................................................      9
1.76     "Plan Supplement".........................................................      9
1.77     "Plan Transactions".......................................................     10
1.78     "Primary Coverage"........................................................     10
1.79     "Priority Non-Tax Claim"..................................................     10
1.80     "Priority Tax Claim"......................................................     10
1.81     "Professionals"...........................................................     10
1.82     "Professional Fees".......................................................     10
1.83     "Proponents"..............................................................     10

                                     PLN-2

1.84     "Quarterly Distribution Date".............................................     10
1.85     "R2"......................................................................     10
1.86     "Ratable Proportion"......................................................     10
1.87     "Realization Administrative Costs"........................................     10
1.88     "Realization Litigation Proceeds".........................................     10
1.89     "Realization Monitoring Committee"........................................     10
1.90     "Realization Monitoring Committee Reserve"................................     10
1.91     "Realization Trust".......................................................     11
1.92     "Realization Trust Agreement".............................................     11
1.93     "Realization Trustee".....................................................     11
1.94     "Realization Trustee Reserve".............................................     11
1.95     "Record Date".............................................................     11
1.96     "Reinstated" or "Reinstatement"...........................................     11
1.97     "Replenished Coverage"....................................................     11
1.98     "Schedules"...............................................................     11
1.99     "Secured Claim"...........................................................     11
1.100    "Securities Act"..........................................................     12
1.101    "Securities Class Actions/Suits"..........................................     12
1.102    "Securities Laws Claims"..................................................     12
1.103    "Senior Notes"............................................................     12
1.104    "Senior Notes Indenture"..................................................     12
1.105    "Senior Notes Indenture Trustee"..........................................     12
1.106    "Senior Noteholders"......................................................     12
1.107    "Senior Noteholders' Claims"..............................................     12
1.108    "Spreadsheets"............................................................     13
1.109    "Subsidiary"..............................................................     13
1.110    "Super-Priority Inter-Estate Claims"......................................     13
1.111    "Transfer"................................................................     13
1.112    "United States Trustee"...................................................     13
1.113    "Unsecured Claim".........................................................     13
1.114    "Unsecured Deficiency Claim"..............................................     13
1.115    "Unspecified Estate Administrative Expense Claim".........................     13
1.116    "Voting Deadline".........................................................     14
1.117    "WATG"....................................................................     14
1.118    "WATG Common Stock".......................................................     14
1.119    "WATG Secured Claim"......................................................     14
1.120    "WATP"....................................................................     14
1.121    "WATP Common Stock".......................................................     14
1.122    "WATP Secured Claim"......................................................     14
1.123    "World Access"............................................................     14
1.124    "World Access Common Stock"...............................................     14
1.125    "World Access Group"......................................................     14
1.126    "World Access Secured Claim"..............................................     14
1.127    "WorldxChange"............................................................     14
1.128    "WorldxChange Common Stock"...............................................     14
1.129    "WorldxChange Estate Administrative Expense Claims".......................     14

                                     PLN-3

1.130    "WorldxChange Priority Claims"....................................................     14
1.131    "WorldxChange Secured Claim"......................................................     15
1.132    "WorldxChange Settlement".........................................................     15
1.133    "WxC Administrative Expense Claims Funding".......................................     15

SECTION II     INTERPRETATION; APPLICATION OF DEFINITIONS, RULES OF
               CONSTRUCTION AND COMPUTATION OF TIME........................................     15

SECTION III    PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS, PRIORITY
               TAX CLAIMS AND OTHER UNCLASSIFIED CLAIMS....................................     15

3.1      Administrative Expense Claims.....................................................     15
3.2      Priority Tax Claims...............................................................     16

SECTION IV     CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS...............................     17

4.1      Summary...........................................................................     17
         4.1.1   Claims against and Equity Interests in World Access.......................     17
         4.1.2   Claims against and Equity Interests in WATP...............................     18
         4.1.3   Claims against and Equity Interests in WorldxChange.......................     18
         4.1.4   Claims against and Equity Interests in WATG...............................     19
         4.1.5   Claims against and Equity Interests in Facilicom..........................     19
4.2      Classification of Claims against and Equity Interests in World Access.............     19
         4.2.1   World Access Class 1: Priority Non-Tax Claims against World Access........     19
         4.2.2   World Access Class 2: Secured Claims against World Access.................     19
         4.2.3   World Access Class 3: General Unsecured Claims against World Access.......     20
         4.2.4   World Access Class 4: Convertible Subordinated Notes Guarantee Claims
                 against World Access......................................................     20
         4.2.5   World Access Class 5: Securities Laws Claims against World Access.........     20
         4.2.6   World Access Class 6: Equity Interests in World Access....................     20
4.3      Classification of Claims against and Equity Interests in WATP.....................     20
         4.3.1   WATP Class 1: Priority Non-Tax Claims against WATP........................     20
         4.3.2   WATP Class 2: Secured Claims against WATP.................................     20
         4.3.3   WATP Class 3: General Unsecured Claims against WATP.......................     20
         4.3.4   WATP Class 4: Securities Laws Claims against WATP.........................     20
         4.3.5   WATP Class 5: Equity Interests in WATP....................................     20
4.4      Classification of Claims against and Equity Interests in WorldxChange.............     21
         4.4.1   WorldxChange Class 1: Priority Non- Tax Claims against WorldxChange.......     21
         4.4.2   WorldxChange Class 2: Secured Claims against WorldxChange.................     21
         4.4.3   WorldxChange Class 3: General Unsecured Claims against
                 WorldxChange..............................................................     21
         4.4.4   WorldxChange Class 4: Securities Laws Claims against WorldxChange.........     21
         4.4.5   WorldxChange Class 5: Equity Interests in WorldxChange....................     21
4.5      Classification of Claims against and Equity Interests in WATG.....................     21
         4.5.1   WATG Class 1: Priority Non-Tax Claims against WATG........................     21
         4.5.2   WATG Class 2: Secured Claims against WATG.................................     21
         4.5.3   WATG Class 3: General Unsecured Claims against WATG.......................     21
         4.5.4   WATG Class 4: Securities Laws Claims against WATG.........................     22

                                      PLN-4

         4.5.5   WATG Class 5: Equity Interests in WATG........................................      22
4.6      Classification of Claims against and Equity Interests in Facilicom....................      22
         4.6.1   Facilicom Class 1: Priority Non-Tax Claims against Facilicom..................      22
         4.6.2   Facilicom Class 2: Secured Claims against Facilicom...........................      22
         4.6.3   Facilicom Class 3: General Unsecured Claims against Facilicom.................      22
         4.6.4   Facilicom Class 4: Securities Laws Claims against Facilicom...................      22
         4.6.5   Facilicom Class 5: Equity Interests in Facilicom..............................      22

SECTION V      TREATMENT OF CLAIMS AND EQUITY INTERESTS UNDER THE PLAN.........................      22

5.1      Designation of Treatment..............................................................      22
5.2      Claims Against and Equity Interests in World Access...................................      23
         5.2.1   World Access Class 1: Priority Non-Tax Claims against World Access............      23
         5.2.2   Class 2: Secured Claims against World Access..................................      23
         5.2.3   World Access Class 3: General Unsecured Claims against World Access...........      23
         5.2.4   World Access Class 4: Convertible Subordinated Notes Guarantee Claims
                 against World Access..........................................................      24
         5.2.5   World Access Class 5: Securities Laws Claims against World Access.............      24
         5.2.6   World Access Class 6: Equity Interests in World Access........................      24
5.3      Claims Against and Equity Interests in WATP...........................................      24
         5.3.1   WATP Class 1: Priority Non-Tax Claims against WATP............................      24
         5.3.2   Class 2: Secured Claims against WATP..........................................      24
         5.3.3   WATP Class 3: General Unsecured Claims against WATP...........................      25
         5.3.4   WATP Class 4: Securities Laws Claims against WATP.............................      25
         5.3.5   WATP Class 5: Equity Interests in WATP........................................      25
5.4      Claims Against and Equity Interests in WorldxChange...................................      25
         5.4.1   WorldxChange Class 1: Priority Non-Tax Claims against WorldxChange............      25
         5.4.2   Class 2: Secured Claims against WorldxChange..................................      25
         5.4.3   WorldxChange Class 3: General Unsecured Claims against WorldxChange...........      26
         5.4.4   WorldxChange Class 4: Securities Laws Claims against WorldxChange.............      26
         5.4.5   WorldxChange Class 5: Equity Interests in WorldxChange........................      26
5.5     Claims Against and Equity Interests in WATG............................................      26
         5.5.1   WATG Class 1: Priority Non-Tax Claims against WATG............................      26
         5.5.2   Class 2: Secured Claims against WATG..........................................      27
         5.5.3   WATG Class 3: General Unsecured Claims against WATG...........................      27
         5.5.4   WATG Class 4: Securities Laws Claims against WATG.............................      27
         5.5.5   WATG Class 5: Equity Interests in WATG........................................      27
5.6      Claims Against and Equity Interests in Facilicom......................................      28
         5.6.1   Facilicom Class 1: Priority Non-Tax Claims against Facilicom..................      28
         5.6.2   Class 2: Secured Claims against Facilicom.....................................      28
         5.6.3   Facilicom Class 3: General Unsecured Claims against Facilicom.................      28
         5.6.4   Facilicom Class 4: Securities Laws Claims against Facilicom...................      29
         5.6.5   Facilicom Class 5: Equity Interests in Facilicom..............................      29

                                      PLN-5

SECTION VI    IMPAIRED AND UNIMPAIRED CLASSES OF CLAIMS AND EQUITY INTERESTS UNDER THE
              PLAN; ACCEPTANCE OR REJECTION OF THE PLAN........................................     29

6.1      Voting Rights of Holders of Claims and Equity Interests...............................     29
6.2      Acceptance by a Class of Claims.......................................................     29
6.3      Acceptance by an Individual Claim Holder..............................................     29
6.4      Acceptance by Unimpaired Classes......................................................     30
6.5      Elimination of Vacant Classes.........................................................     30
6.6      Non-consensual Confirmation...........................................................     30
6.7      Revocation of the Plan................................................................     30

SECTION VII   THE REALIZATION TRUST; RIGHTS AND OBLIGATIONS OF THE REALIZATION TRUSTEE.........     30

7.1      Creation of Realization Trust.........................................................     30
7.2      Acquisition of Assets by Realization Trust; Assumption of Plan Obligations............     31
7.3      Purposes of the Realization Trust.....................................................     31
7.4      Exculpation and Indemnification.......................................................     32
7.5      Powers of the Realization Trustee.....................................................     32
7.6      Duties of the Realization Trustee.....................................................     33
7.7      Investment Guidelines for Realization Trustee.........................................     35
7.8      The Realization Trustee...............................................................     35
7.9      Authority to Settle Causes of Action..................................................     35
7.10     Realization Trust Responsible for Expenses of Realization Trustee and Certain
         Indemnification Obligations...........................................................     36
7.11     Funding and Distributions.............................................................     36
         7.11.1  Funding.......................................................................     36
         7.11.2  Application of Proceeds and Expenses..........................................     37
         7.11.3  Distribution of Debtors' Realization Proceeds.................................     37
7.12     General Provisions....................................................................     38
7.13     The Realization Monitoring Committee..................................................     38
         7.13.1  Appointment; Responsibilities.................................................     38
         7.13.2  Quorum; Meetings; Votes.......................................................     39
         7.13.3  Resignations; Successor Members...............................................     39
         7.13.4  Removal of Realization Trustee................................................     39
         7.13.5  Review by Bankruptcy Court....................................................     39
         7.13.6  Discretion Afforded to Realization Monitoring Committee to Modify
                 Terms of Compensation of Realization Trustee..................................     40

SECTION VIII  MEANS OF IMPLEMENTATION OF THE PLAN..............................................     40

8.1      Transactions on the Effective Date....................................................     40
8.2      Approval of Settlements...............................................................     40
8.3      Inter-Company Settlement; Intercompany Claims.........................................     41
         8.3.1   No Substantive Consolidation; Treatment of Certain Causes of Action
                 Involving Multiple Estates....................................................     41
         8.3.2   Allocation of Administrative Expense Claims...................................     41

                                     PLN-6

         8.3.3   Settlement of WorldxChange Estate Administrative Expense Claims and
                 WorldxChange Priority Claims against Potentially Insolvent
                 WorldxChange Estate...........................................................     43
         8.3.4   Settlement of Prepetition Intercompany Claims.................................     44
         8.3.5   Readjustments.................................................................     45
8.4      Continuation or Discontinuation of Businesses;........................................     45
         8.4.1   Continued Existence...........................................................     45
         8.4.2   Periodic Distributions of Available Cash......................................     45
         8.4.3   Discontinuation of Businesses; Liquidation and Dissolution of Members
                 of World Access Group.........................................................     46
8.5      Abandonment of Certain Causes of Action...............................................     46
8.6      Cancellation of Equity Interests......................................................     46
8.7      Operations of the World Access Group Between Confirmation and the Effective
         Date..................................................................................     47
8.8      Prior Plan Litigation Dismissed with Prejudice........................................     47
8.9      Revesting of Assets...................................................................     47
8.10     Creditors' Committee..................................................................     47
8.11     Effectuating Documents; Further Transactions..........................................     47
8.12     Assumptions of Liabilities............................................................     48
8.13     Distributions under the Plan..........................................................     48
8.14     Substantial Consummation..............................................................     48
8.15     Preservation of Certain Causes of Action; Defenses....................................     48
8.16     Cancellation of Existing Securities...................................................     49
8.17     Substantial Contribution Award to R2..................................................     49

SECTION IX    DISTRIBUTIONS UNDER THE PLAN.....................................................     50

9.1      Timing of Distributions...............................................................     50
9.2      Delivery of Distributions.............................................................     50
9.3      Record Date for Distributions.........................................................     50
9.4      Time Bar to Cash Payments by Check....................................................     51
9.5      Manner of Cash Payments Under the Plan................................................     51
9.6      Disputed Claims Reserves..............................................................     51
9.7      Limitations upon Funding of Disputed Claims Reserves..................................     51
9.8      Tax Requirements for Income Generated by Disputed Claims Reserves.....................     52
9.9      Estimation of Claims..................................................................     52
9.10     Fractional Cents......................................................................     52
9.11     De Minimis Distributions..............................................................     52
9.12     Interest on Claims....................................................................     53
9.13     No Distribution in Excess of Allowed Amount of Claim..................................     53
9.14     Ordinary Course Liabilities...........................................................     53
9.15     Setoffs...............................................................................     53
9.16     Payment of Taxes on Distributions Received Pursuant to Plan...........................     53

SECTION X     DISPUTED CLAIMS UNDER THE PLAN...................................................     54

10.1     Objection Deadline....................................................................     54
10.2     Prosecution of Objections after the Effective Date....................................     54

                                     PLN-7

10.3     No Distributions Pending Allowance.........................................................    54
10.4     Withholding of Allocated Distributions.....................................................    54
10.5     Distribution When a Disputed Claim Becomes an Allowed Claim................................    54

SECTION XI     EXECUTORY CONTRACTS AND UNEXPIRED LEASES UNDER THE PLAN..............................    55

11.1     All Executory Contracts and Unexpired Leases Rejected if Not Listed on
         Assumption/Assignment Schedule.............................................................    55
11.2     Assumed Executory Contracts and Unexpired Leases...........................................    55
11.3     Payments Related to Assumption of Executory Contracts and Unexpired Leases.................    56
11.4     Bar Date for Rejection Damages.............................................................    56
11.5     Retiree Benefits...........................................................................    56
11.6     Preservation of Insurance..................................................................    56
11.7     Indemnification............................................................................    56

SECTION XII    CONDITIONS PRECEDENT TO THE CONFIRMATION DATE AND THE EFFECTIVE DATE.................    57

12.1     Conditions Precedent to the Confirmation of the Plan.......................................    57
12.2     Conditions Precedent to the Effective Date of the Plan.....................................    59
12.3     Waiver of Conditions Precedent.............................................................    59
12.4     Effect of Failure or Absence of Waiver of Conditions Precedent to the Effective
         Date of the Plan...........................................................................    59

SECTION XIII   EFFECT OF CONFIRMATION; INJUNCTIONS AND RELEASES.....................................    60

13.1     Realization Trust's Authority..............................................................    60
13.2     Vesting and Liens..........................................................................    60
13.3     Term of Injunctions or Stays...............................................................    60
13.4     Injunction Against Asserting Claims or Interests...........................................    60
13.5     Injunction Against Interference with Plan..................................................    60
13.6     Limited Release of Exculpated Parties by Persons Accepting Distributions Under the Plan....    60
13.7     Injunction.................................................................................    61

SECTION XIV    TRANSFER OF CLAIMS; EXCULPATION......................................................    61

14.1     Avoidance and Recovery Actions.............................................................    61
14.2     Exculpation................................................................................    61

SECTION XV     RETENTION OF JURISDICTION............................................................    62

15.1     Retention of Jurisdiction..................................................................    62
15.2     Modification of the Plan...................................................................    64

SECTION XVI    MISCELLANEOUS PROVISIONS............................................................     64

16.1     Payment of Statutory Fees..................................................................    64
16.2     Role of Certain Indenture Trustees; Certain Expenses of Indenture Trustees and
         Ad Hoc Committee...........................................................................    65

                                     PLN-8

         16.2.1  Role of Senior Notes Indenture Trustee; Certain Fees and Expenses of
                 Senior Notes Indenture Trustee.....................................................    65
         16.2.2  Role of Convertible Subordinated Notes Indenture Trustee; Certain Fees
                 and Expenses of Convertible Subordinated Notes Indenture Trustee...................    65
16.3     Impact of Exculpation upon the Securities and Exchange Commission..........................    66
16.4     Governing Law..............................................................................    66
16.5     Notices....................................................................................    67
16.6     Further Documents and Action...............................................................    68
16.7     Plan Supplement............................................................................    69
16.8     Confirmation Order and Plan Control; Conflicts.............................................    69
16.9     Reservation of Rights......................................................................    69
16.10    Tax Reporting and Compliance...............................................................    69
16.11    Binding Effect.............................................................................    70
16.12    No Admissions..............................................................................    70

                                     PLN-9

               REVISED SECOND AMENDED JOINT PLAN OF LIQUIDATION OF
              OFFICIAL COMMITTEE OF UNSECURED CREDITORS AND DEBTORS
         FOR WORLD ACCESS GROUP UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

            Each of (a) the Official Committee of Unsecured Creditors for the Chapter 11 estates of World Access, Inc., WA Telcom Products Co., Inc., WorldxChange Communications, Inc., Facilicom International LLC and World Access Telecommunications Group, Inc., the Debtors and Debtors-in-Possession in the above-captioned Chapter 11 Cases, and (b) World Access, Inc., WA Telcom Products Co., Inc., WorldxChange Communications, Inc., Facilicom International LLC and World Access Telecommunications Group, Inc., the Debtors and Debtors-in-Possession in the above-captioned Chapter 11 Cases, propose the following Revised Second Amended Joint Plan of Liquidation of Official Committee of Unsecured Creditors and Debtors for World Access Group Under Chapter 11 Of The Bankruptcy Code:

                                    SECTION I

                                   DEFINITIONS

            The following terms, when used in the Plan or any subsequent amendments or modifications thereof, shall have the meanings defined below:

            1.1 "Abandoned Causes of Action" means, collectively, the following Causes of Action: (a) any Avoidance Action relating to the sale of either NACT and/or the stock of BATM and (b) any Avoidance Action consisting of a fraudulent conveyance or fraudulent transfer claim arising solely due to the occurrence of tripartite transactions among two Debtors and a third Person or Entity (who is neither a Debtor nor an Affiliate of a Debtor) (which transactions, for purposes of this Plan, shall be treated as having been effected between one Debtor entity and the third Person or Entity.

            1.2 "Administrative Expense Claim" means any right to payment constituting a cost or expense of administration of the Chapter 11 Cases Allowed under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, (a) any actual and necessary costs and expenses of preserving the Estates of the Debtors, (b) any actual and necessary costs and expenses of operating the businesses of the Debtors, (c) any indebtedness or obligations incurred or assumed by the Debtors in the ordinary course of business in connection with the conduct of their businesses, (d) claims for reclamation Allowed in accordance with section 546(c)(2) of the Bankruptcy Code pursuant to a Final Order, (e) any Professional Fees, whether fixed before or after the Effective Date, (f) any fees or charges assessed against and payable by the Estates of the Debtors under section 1930, Chapter 123, title 28, United States Code, including post-Confirmation Date and post-Effective Date fees and charges,
(g) the R(2) Substantial Contribution Award, (h) the fees and expenses payable pursuant to Section 16.2 of the Plan, and (h) if any of the Debtors' Chapter 11 Cases are converted to cases under chapter 7 of the Bankruptcy Code, any of the foregoing Claims for any Estate to the extent arising in such chapter 7 case.

            1.3 "Affiliate" has the meaning ascribed to such term in section 101(2) of the Bankruptcy Code.

            1.4 "Allocation Methodology" shall have the meaning ascribed to such term in Section 8.3.2(b) of the Plan.

            1.5 "Allowed" means, with reference to any Claim (including any Administrative Expense Claim), (a) any Claim against in the Debtors, proof of which was filed within the applicable period of limitation fixed by the Bankruptcy Court in accordance with Rule 3003(c)(3) of the Bankruptcy Rules (i) as to which no objection to the allowance thereof, or action to equitably subordinate or otherwise limit recovery with respect thereto, has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, (ii) as to which no action has been commenced to avoid such Claim within the applicable period of limitation fixed by the Plan, or (iii) as to which an objection has been interposed, to the extent such Claim has been allowed (whether in whole or in part) by a Final Order, (b) if no proof of Claim was so filed, any Claim against the Debtors which has been listed by the Debtors in their respective Schedules, as such Schedules may be amended from time to time in accordance with Rule 1009 of the Bankruptcy Rules prior to the closing of the Chapter 11 Cases, as liquidated in amount and not disputed or contingent (or as to which the applicable proof of Claim has been withdrawn or Disallowed), (c) any Claim arising from the recovery of property under sections 550 or 553 of the Bankraptcy Code and allowed in accordance with section 502(h) of the Bankruptcy Code, (d) any Claim allowed under or pursuant to the terms of the Plan, (e) with respect to any Senior Noteholders' Claim, a Senior Noteholders' Claim or any portion thereof held by any Person or Entity listed on the registrar list in accordance with the Senior Notes Indenture as of the Record Date, (f) with respect to any Convertible Subordinated Noteholders' Claim, a Convertible Subordinated Noteholders' Claim or any portion thereof held by any Person or Entity listed on the registrar list in accordance with the Convertible Subordinated Notes Indenture as of the Record Date, or (g) any Claim to the extent that it has been allowed by a Final Order; provided, however, that Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered "Allowed Claims" hereunder. Unless otherwise specified herein or by order of the Bankruptcy Court, "Allowed Claims" shall not, for any purpose under the Plan, include interest, penalties or late charges on such Claims from and after the Petition Date. In addition, "Allowed Claim" shall not include (a) any Claim subject to disallowance in accordance with section 502(d) of the Bankruptcy Code, (b) with respect to Administrative Expense Claims, any Administrative Expense Claim that does not arise in the ordinary course of the Debtors' business or the terms of the Plan absent a Final Order that expressly provides otherwise, and (c) any late-filed Claim filed after the last date established for filing such type of claim by an applicable bar order unless such late-filed Claim is expressly allowed by a Final Order.

            1.6 "Assigned Causes of Action" means collectively any and all Causes of Action of any member of the World Access Group; but with respect to the foregoing, excluding (a) Causes of Action released in accordance with Sections VII and/or 14.2 of the Plan, (b) Causes of Action explicitly settled or resolved in the Plan or pursuant to a Final Order of the Bankruptcy

                                      PLN-2

Court and (c) Avoidance Actions, if any, for the recovery of regular compensation (including salary and bonuses) received by the Debtors' officers and directors paid to the officers and directors of the Debtors, who were officers and directors as of the Petition Date. Assigned Causes of Action do not include any causes of action that may be held by or on behalf of individual or sub-groups of creditors (such as the Senior Noteholders) against any present or former officers or directors of the Debtors. Assigned Causes of Action do not include the Abandoned Causes of Action.

            1.7 "Assumption/Assignment Schedule" means the schedule of executory contracts and unexpired leases designated by the Debtors for, as may be the case, assumption or assumption and assignment as of the Effective Date of the Plan, pursuant to sections 365 and 1123(b)(2) of the Bankruptcy Code and Sections 11.1 and 11.2 of the Plan, which shall be in substantially the form contained in the Plan Supplement.

            1.8 "Available Cash" means with respect to any Estate, at any time, the Cash held by Realization Trust on account of such Estate after giving effect to the Inter-Estate Settlement, including the net proceeds from any asset sales, along with non-cash proceeds of any asset Transfers, minus (i) the amount of Cash necessary to satisfy or reserve for all Allowed Secured Claims, Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims and Cash held in any Disputed Claims Reserve, and (ii) the amount of Cash determined from time to time by the Realization Trustee with the consent of the members of the Realization Monitoring Committee to be necessary to fund adequately the administration of the Plan and the Realization Trust on and after the Effective Date.

            1.9 "Avoidance Actions" means any and all avoidance or recovery actions under sections 502(d), 542, 544, 545, 547, 548, 549, 550, 551 and 553 of
the Bankruptcy Code.

            1.10 "Ballot" means the form or forms distributed to each holder of an impaired Claim on which form or forms such holder of a Claim or Equity Interest may, among other things, vote to accept or reject the Plan.

            1.11 "Bank Account/Consolidation Orders" means the Bankruptcy Court's rulings in these Chapter 11 Cases, dated October 3, 2003, relating to substantive consolidation and bank account ownership, pursuant to which the Bankruptcy Court determined that Substantive Consolidation is not appropriate in these Chapter 11 Cases for all of the Debtors and that the master bank account maintained by the Debtors is the property of the World Access Estate.

            1.12 "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases, as in effect on the Confirmation Date.

            1.13 "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075, title 28, United States Code, and the Local Rules of the Bankruptcy Court, as amended from time to time and applicable to the Chapter 11 Cases.

            1.14 "Bankruptcy Court" means the United States District Court for the Northern District of Illinois having jurisdiction over the Chapter 11 Cases and, to the extent of

                                      PLN-3
any reference under section 157 of title 28 of the United States Code, the unit of such District Court under section 151 of title 28 of the United States Code.

            1.15 "BATM" means BATM Advanced Communications Limited.

            1.16 "Business Day" means any day other than (i) a Saturday, (ii) a Sunday, (iii) any other day on which banking institutions in Chicago, Illinois are required or authorized to close by law or executive order, and (iv) the Friday after Thanksgiving.

            1.17 "Cash" means legal tender of the United States of America.

            1.18 "Cash Investment Yield" means the net yield earned by the Realization Trust from the investment of Cash held pending distribution in accordance with the provisions of the Plan.

            1.19 "Cash Management Order" means the order of the Bankruptcy Court, dated April 25, 2001, approving certain inter-Estate cash management terms among the Debtors, as subsequently amended and modified.

            1.20 "Causes of Action" means any and all actions, causes of action, liabilities, controversies, promises, agreements, obligations, rights, suits, debts, sums of money, damages, judgments, claims and demands whatsoever, whether known or unknown, reduced to judgment or not reduced to judgment, liquidated or unliquidated, contingent or non-contingent, matured or unmatured, disputed or undisputed, secured or unsecured, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Petition Date or during the course of the Chapter 11 Cases, including through the Effective Date, including, without limitation, the Avoidance Actions.

            1.21 "Chapter 11 Cases" means the cases commenced under Chapter 11 of the Bankruptcy Code by the members of the World Access Group before the Bankruptcy Court, as referenced by Case Nos. 01-14633, 01-14635, 01-14637, 01-14643 and 01-14645, and which are administratively consolidated under Case No. 01-14633.

            1.22 "Claim" means a claim against any of the Debtors, whether or not asserted, as defined in section 101(5) of the Bankruptcy Code.

            1.23 "Claims Agent" means Poorman-Douglas Corporation, the Claims and Noticing Agent for the World Access Group pursuant to that certain Order Authorizing the Retention of Poorman-Douglas Corporation as Notice Agent and Claims Agent for the Debtors entered on August 21, 2001.

            1.24 "Class" means a category of holders of Claims or Equity Interests described in Section IV hereof.

            1.25 "Collateral" means any property, or interest in property, of the Estate of any of the Debtors subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance or otherwise invalid under the Bankruptcy Code or other applicable law.

                                      PLN-4

            1.26 "Confirmation Date" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court with respect to the Chapter 11 Cases.

            1.27 "Confirmation Hearing" means the hearing held by the Bankruptcy Court pursuant to section 1128(a) of the Bankruptcy Code on confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code, as it may be adjourned or continued from time to time.

            1.28 "Confirmation Order" means the order of the Bankruptcy Court confirming the Plan under section 1129 of the Bankruptcy Code.

            1.29 "Convertible Subordinated Notes" means those certain 4.5% Convertible Subordinated Notes issued by World Access, Inc., now known as WATP, under the Convertible Subordinated Notes Indenture.

            1.30 "Convertible Subordinated Notes Indenture" means that certain Indenture, dated as of October 1, 1997, between World Access, Inc., now known as WATP, and the Convertible Subordinated Notes Indenture Trustee.

            1.31 "Convertible Subordinated Notes Indenture Trustee" means HSBC Bank USA in its capacity as the successor indenture trustee under the Convertible Subordinated Notes Indenture, and any predecessor or successor thereto.

            1.32 "Convertible Subordinated Noteholders" means, as of any applicable Record Date, the record and beneficial holders of the Convertible Subordinated Notes.

            1.33 "Convertible Subordinated Noteholders' Claims" means all Claims against World Access and any other obligors arising from or under, or relating in any way to, the Convertible Subordinated Notes.

            1.34 "Convertible Subordinated Notes Guarantee Claims" means all Claims against World Access and any other obligors arising from or under, or relating in any way to, World Access' subordinated guarantee of payment of the Convertible Subordinated Notes and obligations under the Convertible Subordinated Notes Indenture.

            1.35 "Creditors' Committee" means the official committee of unsecured creditors appointed by the United States Trustee in the Chapter 11 Cases of the World Access Group on May 8, 2001, as such committee may be constituted from time to time.

            1.36 "Cure" means the Distribution of Cash, or such other property as may be agreed upon by the parties and/or ordered by the Bankruptcy Court, with respect to the assumption of an executory contract or unexpired lease, pursuant to section 365(b) of the Bankruptcy Code, in an amount equal to all accrued, due and unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties or ordered by the Bankruptcy Court, under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable non-bankruptcy law.

                                      PLN-5

            1.37 "D&O Policies" means, collectively, (i) the directors, officers and corporate liability insurance coverage that World Access purchased from National Union Fire Insurance Company of Pittsburgh, Pennsylvania ("National Union") and Zurich Insurance Company ("Zurich"), which policies consist of a primary policy in the amount of $5,000,000 with five successive excess policies in the amount of $5,000,000 each for an aggregate $30,000,000 in coverage (the "Primary Coverage"), (ii) the "replenished" limits of courage available under the D&O Policies, which World Access purchased in 2001 providing for an additional $30,000,000 of coverage for any claims made during a certain time period (the "Replenished Coverage"), and (iii) any and all similar insurance policies in effect or that may come into affect from time to time providing insurance coverage to, among others, directors and officers of any member of the World Access Group.

            1.38 "Debtors" means, collectively, the members of the World Access Group.

            1.39 "Debtors-in-Possession" means the Debtors in their capacity as debtors-in-possession in the Chapter 11 Cases under sections 1107(a) and 1108 of the Bankruptcy Code.

            1.40 "Deficiency" means (a) with respect to each of the World Access Estate, the WATG Estate, the WATP Estate and/or the Facilicom Estate, the amount by which such Estate has insufficient Cash on the effective date of the Plan to pay the Administrative Expense Claims allocated to such Estate, and (b) with respect to the WorldxChange Estate, the amount by which the WorldxChange Estate has insufficient Cash on the effective date of the Plan to pay any Unspecified Estate Administrative Expense Claims and Plan Expenses allocated to the WorldxChange Estate plus the WxC Administrative Expense Claims Funding. In no event shall any Deficiency of the WorldxChange Estate include any Professional Fees.

            1.41 "Disallowed Claim" means (a) a Claim, or any portion thereof, that has been disallowed by a Final Order or (b) unless scheduled by the Debtors as a fixed, liquidated, non-contingent and undisputed Claim, a Claim as to which a proof of Claim bar date has been established by the Bankruptcy Code, Bankruptcy Rules or Final Order but no proof of Claim has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order.

            1.42 "Disclosure Statement" means the disclosure statement relating to the Plan, including the exhibits and schedules thereto, as the same may be amended, modified or supplemented from time to time, as approved by the Bankruptcy Court pursuant to the Disclosure Statement Approval Order.

            1.43 "Disclosure Statement Approval Date" means the date on which the Clerk of the Bankruptcy Court enters the Disclosure Statement Approval Order on the docket of the Bankruptcy Court with respect to the Chapter 11 Cases approving the adequacy of the Disclosure Statement under section 1125 of the Bankruptcy Code.

            1.44 "Disclosure Statement Approval Order" means the Final Order approving, among other things, the adequacy of the Disclosure Statement pursuant to section 1125 of the Bankruptcy Code, entered by the Bankruptcy Court on August 6, 2004.

                                      PLN-6

            1.45 "Disputed Claim" means a Claim, or any portion thereof, that is neither an Allowed Claim nor a Disallowed Claim.

            1.46 "Disputed Claims Reserve" means a reserve of Cash, Available Cash and/or other Distributions under the Plan, established herein for, among other things, the payment or other satisfaction of Disputed Claims that become Allowed Claims after the Effective Date, which reserve shall be held in trust for the benefit of the holders of Disputed Claims and, except as provided in
Section 9.6 of the Plan upon closure of a Disputed Claims Reserve, will not constitute property of the Estates or of the Realization Trust.

            1.47 "Distributions" means the distribution to be made in accordance with the Plan of, as the case may be: (a) Cash, (b) Available Cash, and (c) any other distributions to holders of Claims under the terms and provisions of the Plan.

            1.48 "Effective Date" means the first Business Day on which (a) all conditions precedent set forth in Section 13.2 of the Plan have been satisfied or waived as provided in Section 13.3 of the Plan and (b) no stay of the Confirmation Order is in effect.

            1.49 "Entity" has the meaning assigned to such term in section 101(15) of the Bankruptcy Code.

            1.50 "Equity Interest" means, as of the Petition Date, any capital stock, preferred stock or other ownership interest in a Debtor, whether or not transferable, and any, option, call, warrant or right to purchase, sell or subscribe for an ownership interest or other equity security in such Debtor, including, but not limited to, (a) the Old Capital Stock of such Debtor and (b) redemption, conversion, exchange, voting, participation, dividend rights and liquidation preferences relating to such Old Capital Stock.

            1.51 "Estate" means, as to each Debtor, the estate of such Debtor in its Chapter 11 Case created by section 541 of the Bankruptcy Code upon the commencement of such Chapter 11 Case.

            1.52 "Estate Specific Administrative Expense Claim" means any Administrative Expense Claims incurred by, contracted by, or rendered for the benefit of a specific Estate. Except for Unspecified Estate Administrative Expense Claims, Professional Fees and Plan Expenses, all Administrative Expense Claims are Estate Specific Administrative Expense Claims.

            1.53 "Exculpated Parties" means, collectively, (a) the members of the World Access Group and the Realization Trust; (b) the Creditors' Committee and the present and former members thereof, (c) solely in respect of their specific capacities as listed below, directors, officers, agents, attorneys, affiliates, employees, accountants, advisors, and financial advisors of any of the foregoing who, with respect to each of the parties identified in subsection
(c), has served in such capacities on or after August 1, 2001, (d) Walter Burmeister, solely in his capacity as an officer or director of the Debtors, and
(e) the Senior Notes Indenture Trustee and the Convertible Subordinated Notes Indenture Trustee, including their respective directors, officers, agents, attorneys, affiliates, employees, accountants, advisors, and financial advisors.

                                     PLN-7

            1.54 "Facilicom" means Facilicom International LLC, one of the Debtors and Debtors-in-Possession, in Chapter 11 Case No. 01-14643.

            1.55 "Facilicom Common Stock" means the common stock of Facilicom, authorized and outstanding on the Petition Date, including all rights, claims and interests attendant thereto.

            1.56 "Facilicom Secured Claim" means a Secured Claim asserted against Facilicom.

            1.57 "Final Order" means an order or judgment of the Bankruptcy Court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending, provided, however, if an appeal, petition for certiorari, reargument or rehearing thereof has been filed or sought, such order of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, further, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.

            1.58 "GAAP" means generally accepted accounting principles in the United States of America.

            1.59 "General Unsecured Claims" means any Unsecured Claim against a Debtor. In addition, General Unsecured Claims shall not include any (a) Securities Law Claims or (b) Convertible Subordinated Notes Guarantee Claims.

            1.60 "Indemnity Order Expenses" means any indemnity expenses of the Estates arising after the date hereof from that certain Order Authorizing Debtors To Provide Limited Indemnity to Officers and Directors, dated September 17, 2002, as amended by that certain Order of the Bankruptcy Court, dated May 12, 2004.

            1.61 "Intercompany Claim" means any Claim of a Debtor against any other Debtor whether such Claim arose prior to or subsequent to the Petition Date.

            1.62 "Inter-Estate Prepetition Claim Methodology" shall have the meaning ascribed to such term in Section 8.3.4 of the Plan.

            1.63 'Inter-Estate Settlement" means the settlements, Transfers and other transactions effectuated or to be effectuated pursuant to the terms of
Section 8.3 of the Plan.

            1.64 "Liabilities" means any and all costs, expenses, actions, Causes of Action, suits, controversies, damages, claims, liabilities or demands of any nature, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, liquidated or unliquidated, matured or not matured, contingent or direct, whether arising at common law, in equity, or under

                                      PLN-8
any statute, based in whole or in part on any act or omission or other occurrence arising or taking place on or prior to the Effective Date.

            1.65 "Lien" has the meaning ascribed to such term in section 101(37) of the Bankruptcy Code (but a lien that has or may be avoided pursuant to an Avoidance Action shall not constitute a Lien).

            1.66 "NACT" means NACT Telecommunications, Inc., a former Subsidiary of the Debtors.

            1.67 "Old Capital Stock" means, with respect to each Debtor, collectively: (a) the Old Common Stock of such Debtor and (b) the Old Stock Options of such Debtor.

            1.68 "Old Common Stock" means the common stock of a Debtor, including all rights, claims and interests attendant thereto.

            1.69 "Old Stock Options" means any options, warrants or other rights to purchase Old Common Stock of a Debtor, whenever granted.

            1.70 "Original Chapter 11 Plan" means that certain Amended Plan Of Liquidation Of Official Committee of Unsecured Creditors And Debtors For World Access Group Under Chapter 11 Of The Bankruptcy Code, dated February 14, 2002, along with all amendments thereto (excluding the Plan) or prior versions thereof.

            1.71 "Pending D&O Actions" means any Causes of Action pending against any of the Debtors' directors and officers pending as of April 30, 2004 in a court of competent jurisdiction.

            1.72 "Person" shall have the meaning ascribed to such term in section 101(41) of the Bankruptcy Code.

            1.73 "Petition Date" means April 24, 2001, the date on which the members of the World Access Group filed their Chapter 11 petitions and commenced the Chapter 11 Cases.

            1.74 "Plan" means this Revised Second Amended Joint Plan of Liquidation, including the Plan Supplement, the schedules (including the Assumption/Assignment Schedule) and exhibits hereto, either in its present form or as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

            1.75 "Plan Expenses" means the following types of Administrative Expense Claims: (a) $600,000 to fund both the Realization Trustee Reserve and the Realization Monitoring Committee Reserve, and (b) any fees or charges assessed against and payable by the Estates of the Debtors under section 1930, Chapter 123, title 28, United States Code, including post-Confirmation Date and post-Effective Date fees and charges.

            1.76 "Plan Supplement" means the form of documents specified in
Section 16.7 of the Plan, which are incorporated herein by reference.

                                      PLN-9

            1.77 "Plan Transactions" means the transactions effectuated or to be effectuated on or before the Effective Date pursuant to the terms of the Plan, including, but not limited to, the transactions described in Section VIII of the Plan.

            1.78 "Primary Coverage" shall have the meaning ascribed to such term in Section 1.37 of the Plan.

            1.79 "Priority Non-Tax Claim" means any Claim of a kind specified in sections 507(a)(3), (4), (5), (6), (7) or (9) of the Bankruptcy Code.

            1.80 "Priority Tax Claim" means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

            1.81 "Professionals" means any professional retained in these Chapter 11 Cases, pursuant to sections 327 and 1103 of the Bankruptcy Code or otherwise.

            1.82 "Professional Fees" means any Claim of a Professional for compensation or reimbursement of costs and expenses relating to services incurred prior to and including the Effective Date, when and to the extent any such Claim is Allowed by the Bankruptcy Court pursuant to sections 330, 331, 503(b), or 1103 of the Bankruptcy Code.

            1.83 "Proponents" means, collectively, the Creditors' Committee and the Debtors, in their capacities as joint proponents of this Plan.

            1.84 "Quarterly Distribution Date" has the meaning ascribed to such term in Section 8.4.2(b) of the Plan.

            1.85 "R(2)" means R(2) Investments, LDC.

            1.86 "Ratable Proportion" means, with reference to any Distribution on account of any Allowed General Unsecured Claim on one of the following
Classes: (a) World Access Class 3, (b) WATP Class 3, (c) WorldxChange Class 3,
(d) WATG Class 3 or (e) Facilicom Class 3, the ratio (expressed as a percentage) that the amount of such Allowed General Unsecured Claim in such Class bears to the aggregate amount of Allowed General Unsecured Claims in such Class plus all Disputed Claims in such General Unsecured Claim Class, in each case excluding Intercompany Claims.

            1.87 "Realization Administrative Costs" shall have the meaning ascribed to such term in Section 7.11.2 of the Plan.

            1.88 "Realization Litigation Proceeds" shall have the meaning ascribed to such term in Section 7.11.3 of the Plan

            1.89 "Realization Monitoring Committee" has the meaning ascribed to such term in Section 7.13.1 of the Plan.

            1.90 "Realization Monitoring Committee Reserve" has the meaning ascribed to such term in Section 7.11.1 of the Plan.

                                     PLN-10

            1.91 "Realization Trust" means the World Access Liquidation Realization Trust to be established under the Plan and the World Access Realization Trust Agreement.

            1.92 "Realization Trust Agreement" means the World Access Liquidation Realization Trust Agreement to be executed by the Debtors and the Realization Trustee as described in Section VII of the Plan pursuant to which the Realization Trust shall be established, substantially in the form contained in the Plan Supplement.

            1.93 "Realization Trustee" means any Person or Entity appointed by the Creditors' Committee to serve as the trustee for the Realization Trust or any successor appointed by the Realization Monitoring Committee.

            1.94 "Realization Trustee Reserve" has the meaning ascribed to such term in Section 7.11.1 of the Plan.

            1.95 "Record Date" means the record date for determining an entitlement to receive Distributions under the Plan on account of Allowed Claims, which (a) for the initial Distribution Date shall be the Confirmation Date and (b) for each subsequent Quarterly Distribution Date shall mean the twentieth (20) Business Day prior to such Quarterly Distribution Date.

            1.96 "Reinstated" or "Reinstatement" means leaving unaltered the legal, equitable, and contractual rights to which a Claim entitles the holder of such Claim so as to leave such Claim unimpaired in accordance with section 1124 of the Bankruptcy Code, thereby entitling the holder of such Claim to, but not more than, (a) reinstatement of the original maturity of the obligations on which such Claim is based, and (b) payment, as provided herein, of an amount of Cash consisting solely of the sum of (i) matured but unpaid principal installments, without regard to any acceleration of maturity, accruing prior to the Effective Date, (ii) accrued but unpaid interest as of the Petition Date, and (iii) reasonable fees, expenses, and charges, to the extent such fees, expenses, and charges are Allowed under the Bankruptcy Code and are specifically provided for in the agreement or agreements on which such Claim is based; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, and affirmative covenants regarding corporate existence or prohibiting certain transactions or actions contemplated by the Plan, or conditioning such transactions or actions on certain factors, shall not be required to be reinstated in order to accomplish Reinstatement.

            1.97 "Replenished Coverage" shall have the meaning ascribed to such term in Section 1.37 of the Plan.

            1.98 "Schedules" means the respective schedules of assets and liabilities and the statements of financial affairs filed with the Bankruptcy Court by the Debtors under section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules, as such schedules and statements have been or may be supplemented or amended from time to time.

            1.99 "Secured Claim" means a Claim secured by a Lien on Collateral to the extent of the value of the Collateral, as determined in accordance with section 506(a) of the

                                     PLN-11

Bankruptcy Code, or as otherwise agreed upon in writing by the Debtors and the holder of such Claim after notice to the Creditors' Committee and subject to the approval of the Bankruptcy Court. To the extent that the value of such interest is less than the amount of the Claim which has the benefit of such security, the unsecured portion of such Claim is an Unsecured Deficiency Claim unless, in any such case, the Class of which such Claim is a part makes a valid and timely election under section 1111(b) of the Bankruptcy Code to have such Claim treated as a Secured Claim to the extent Allowed.

            1.100 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            1.101 "Securities Class Actions/Suits" means actions and lawsuits relating to the Securities Laws Claims including, without limitation, claims pending against the Debtors and certain of their present and former officers and directors, which claims have been brought by Roger B. Abbott et al. in California State Court, by Louis Barzana et al. in Massachusetts State Court, by certain plaintiffs in the World Access Securities Litigation pending in the United States District Court for the Northern District of Georgia, and by Stuart King et al. in Texas State Court.

            1.102 "Securities Laws Claims" means a Claim (excluding the claims of the Securities Exchange Commission) arising at any time (a) from rescission of a purchase or sale of a security of any of the Debtors or an Affiliate of any of the Debtors; (b) for damages arising from the purchase or sale of such a security; (c) for reimbursement, indemnification, or contribution allowed under section 502 of the Bankruptcy Code on account of a Claim for damages or rescission arising out of a purchase or sale of a security of any of the Debtors or an Affiliate of the Debtors; (d) for similar violations of securities laws, misrepresentations, or any similar claim, including, to the extent related to the foregoing or subject to subordination under section 510(b) of the Bankruptcy Code, the Securities Class Actions/Suits, (e) to the extent insured by the D&O Policies, or (f) for attorneys' fees related to any of the foregoing; provided, however, that Securities Laws Claims do not include any indemnification or reimbursement claims by present or former directors or officers of the Debtors arising out of or relating to Securities Laws Claims.

            1.103 "Senior Notes" means those certain 13.25% Senior Notes issued by World Access under the Senior Notes Indenture.

            1.104 "Senior Notes Indenture" means that certain Indenture, dated as of December 7, 1999, between World Access and the Senior Notes Indenture Trustee.

            1.105 "Senior Notes Indenture Trustee" means First Union National Bank in its capacity as the indenture trustee under the Senior Notes Indenture.

            1.106 "Senior Noteholders" means, as of any applicable Record Date, the record and beneficial holders of the Senior Notes.

            1.107 "Senior Noteholders' Claims" means all Claims against World Access and any other obligors arising from or under, or relating in any way to, the Senior Notes.

                                     PLN-12

            1.108 "Spreadsheets" means the spreadsheets annexed as Exhibit B to the Disclosure Statement.

            1.109 "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent.

            1.110 "Super-Priority Inter-Estate Claims" shall have the meaning ascribed to such term in Section 8.3.2(b) of the Plan.

            1.111 "Transfer" means any sale, assignment, lease, transfer, encumbrance, Lien, exchange, mortgage, pledge, hypothecation or other disposition, or the creation of a security interest or encumbrance, in whole or in part.

            1.112 "United States Trustee" means the United States Trustee appointed under section 591, title 28, United States Code to serve in the Northern District of Illinois, Eastern Division.

            1.113 "Unsecured Claim" means any Claim against one of the Debtors that is not an Administrative Expense Claim, Secured Claim, Priority Tax Claim or Priority Non-Tax Claim.

            1.114 "Unsecured Deficiency Claim" means, with reference to a Claim secured by a Lien against Collateral, an amount equal to the difference between
(a) the aggregate amount of such Claim after giving effect to the operation of section 1111(b)(1)(A) of the Bankruptcy Code and (b) the amount of such Claim that is a Secured Claim; provided, however, that, in the event that the Class in which such Secured Claim is classified timely makes the election under section 1111(b)(2) of the Bankruptcy Code in accordance with Rule 3014 of the Bankruptcy Rules, the Unsecured Deficiency Claim otherwise relating to such Secured Claim shall be extinguished. An Unsecured Deficiency Claim is an Unsecured Claim.

            1.115 "Unspecified Estate Administrative Expense Claim" means overhead charges incurred for the benefit of all of the Debtors during the course of the Chapter 11 Cases that have not been allocated outside the provisions of the Plan among the Estates. Unspecified Estate Administrative Expense Claims does not include and Professional Fees or Estate Specific Administrative Expense Claims, but does include the following types of expenses: real property rent, utilities, payroll, insurance, other types of employee expenses, office supplies, and software licensing and maintenance expenses.

                                     PLN-13

            1.116 "Voting Deadline" means the date set by the Bankruptcy Court pursuant to the Disclosure Statement Approval Order by which all Ballots for acceptance or rejection of the Plan must be received by the Debtors or the Claims Agent.

            1.117 "WATG" means World Access Telecommunications Group, one of the Debtors and Debtors-in-Possession in Chapter 11 Case No. 01-14645.

            1.118 "WATG Common Stock" means the common stock of WATG, authorized and outstanding on the Petition Date, including all rights, claims and interests attendant thereto.

            1.119 "WATG Secured Claim" means a Secured Claim asserted against WATG.

            1.120 "WATP" means WA Telcom Products Co., Inc., one of the Debtors and Debtors-in-Possession in Chapter 11 Case No. 01-14635.

            1.121 "WATP Common Stock" means the common stock of WATP, authorized and outstanding on the Petition Date, including all rights, claims and interests attendant thereto.

            1.122 "WATP Secured Claim" means a Secured Claim asserted against WATP.

            1.123 "World Access" means World Access, Inc., one of the Debtors and Debtors-in-Possession in Chapter 11 Case No. 01-14633.

            1.124 "World Access Common Stock" means the common stock of World Access, with no par value, authorized and outstanding on the Petition Date, including all rights, claims and interests attendant thereto.

            1.125 "World Access Group" means, collectively, World Access, WATP, WorldxChange, Facilicom and WATG, each of which are Debtors and Debtors-in-Possession in the Chapter 11 Cases.

            1.126 "World Access Secured Claim" means a Secured Claim asserted against World Access.

            1.127 "WorldxChange" means WorldxChange Communications, Inc., one of the Debtors and Debtors-in-Possession in Chapter 11 Case No. 01-14637.

            1.128 "WorldxChange Common Stock" means the common stock of WorldxChange, with no par value, authorized and outstanding on the Petition Date, including all rights, claims and interests attendant thereto.

            1.129 "WorldxChange Estate Administrative Expense Claims" means collectively (a) Estate Specific Administrative Expense Claims of the WorldxChange Estate and (b) the 5% of Professional Fees allocated to the WorldxChange Estate in accordance with Section 8.3.2(b).

            1.130 "WorldxChange Priority Claims" means all Priority Non-Tax Claims and Priority Tax Claims arising from the WorldxChange Estate.

                                     PLN-14

            1.131 "WorldxChange Secured Claim" means a Secured Claim asserted against WorldxChange.

            1.132 "WorldxChange Settlement" means the settlements regarding the WorldxChange Estate Administrative Expense Claims and WorldxChange Priority Claims pursuant to the terms of Sections 8.3.3 of the Plan.

            1.133 "WxC Administrative Expense Claims Funding" shall have the meaning ascribed to such term in Section 8.3.3(a) of the Plan.

                                   SECTION II

                         INTERPRETATION; APPLICATION OF
           DEFINITIONS, RULES OF CONSTRUCTION AND COMPUTATION OF TIME

            Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. For purposes of the Plan (a) any reference in the Plan to a contract, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions, (b) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified, or supplemented and (c) unless otherwise specified, all references in the Plan to Sections, Articles, Schedules, and Exhibits are references to Sections, Articles, Schedules, and Exhibits of or to the Plan. The words "herein," "hereof," "hereto," "hereunder," and other words of similar meaning refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan. A capitalized term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code or in the exhibits hereto. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of the Plan. Unless otherwise indicated herein, all references to dollars means United States dollars. In computing any period of time prescribed or allowed by the Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006(a) shall apply.

                                   SECTION III

                           PAYMENT OF ADMINISTRATIVE
       EXPENSE CLAIMS, PRIORITY TAX CLAIMS AND OTHER UNCLASSIFIED CLAIMS

            3.1 Administrative Expense Claims.

            Subject to Section 8.3.2 hereof, each holder of an Allowed Administrative Expense Claim against a Debtor (other than (y) WorldxChange Estate Administrative Expense Claims (including Professional Fees), which Claims shall be treated in accordance with Section 8.3.3 of the Plan) shall be paid in Cash in full by or on behalf of such Debtor, or the successor(s) in interest thereto, (a) upon the later of (i) the Effective Date or (ii) or as soon as practicable after

                                     PLN-15
such Claim becomes an Allowed Administrative Expense Claim if the date of allowance is later than the Effective Date, or (b) upon such other terms as may be mutually agreed upon between such holder of an Allowed Administrative Expense Claim and such Debtor or the Realization Trustee; provided, however, that any Administrative Expense Claim incurred postpetition by a Debtor in the ordinary course of its businesses or any Administrative Expense Claims arising pursuant to postpetition agreements or transactions entered into by a Debtor with Bankruptcy Court approval shall be assumed and paid or performed by such Debtor (or the Realization Trust) in accordance with the terms and conditions of the particular transaction(s) and any agreement(s) relating thereto or as otherwise agreed by such Debtor and the holder of such Administrative Expense Claim; and provided, further, that all post-Effective Date professional fees and related expenses accrued by professionals shall be paid by the Debtors or the successors in interest thereto within ten (10) Business Days of the submission by any professional of an invoice to the Debtors or the successors in interest thereto. In the event that the Realization Trustee or the Realization Monitoring Committee objects to the payment of a professional's post-Effective Date invoice, in whole or part, and the parties cannot resolve such objection after good faith negotiation, the Bankruptcy Court shall retain jurisdiction to review the disputed invoice and make a determination as to the extent to which the invoice shall be paid by the Realization Trust; and provided, further, that all unpaid Administrative Expense Claims against the WorldxChange Estate shall be treated in accordance with Section 8.3.3 of the Plan.

            3.2 Priority Tax Claims.

            On the Effective Date, or as soon as practicable after such Claim becomes an Allowed Claim if the date of allowance is later than the Effective Date, a holder of an Allowed Priority Tax Claim against any of the members of the World Access Group (other than such Claims against WorldxChange, which Claims shall be treated in accordance with Section 8.3.3 hereof) shall be entitled to receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Tax Claim (a) deferred Cash payments from Debtors' Estates or from the Realization Trust in an aggregate principal amount equal to the amount of such Allowed Priority Tax Claim plus interest, to the extent required under applicable law, on the unpaid portion thereof at the legal rate of interest (excluding any default interest rate), or, in the absence of a legal rate of interest, at a rate of 8% per annum, from the Effective Date through the date of payment thereof, which period may not extend past the sixth
(6th) anniversary of the Effective Date, or (b) such other treatment as to which the Debtors and such holder shall have agreed upon in writing, with the approval of the Bankruptcy Court and the Creditors' Committee or the Realization Trustee. If deferred Cash payments are made to a holder of an Allowed Priority Tax Claim, payments of principal shall be made in annual installments, each such installment amount being equal to ten (10) percent of such Allowed Priority Tax Claim plus accrued and unpaid interest, with the first payment to be due on the first anniversary of the Initial Distribution Date, and subsequent payments to be due on each successive anniversary of the first payment date or as soon thereafter as is practicable; provided, however, that any installments remaining unpaid on the date that is six years after the date of assessment of the tax that is the basis of the Allowed Priority Tax Claim shall be paid on the first Business Day following such date, together with any accrued and unpaid interest to the date of payment; provided, further, that the Debtors and the Realization Trust reserve the right to pay any Allowed Priority Tax Claim, or any remaining balance of such Allowed Priority Tax Claim, in full at any time on or after the

                                      PLN-16

Effective Date without premium or penalty; and provided, further, that all Priority Tax Claims against the WorldxChange Estate shall be treated in accordance with Section 8.3.3 of the Plan.

                                   SECTION IV

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

            4.1 Summary.

            For purposes of all confirmation issues, including, without limitation, voting, confirmation and distribution, except as otherwise provided herein, all Claims against the Debtors (except for Administrative Expense Claims and Priority Tax Claims) and Equity Interests in the Debtors are classified as follows:

            4.1.1 Claims against and Equity Interests in World Access

        CLASS                          CLASS NAME                                      STATUS
        -----                          ----------                                      ------
World Access Class 1         Priority Non-Tax Claims against             Unimpaired - not entitled to vote
                             World Access

World Access Class 2         Secured Claims against World                Unimpaired - not entitled to vote
                             Access

World Access Class 3         General Unsecured Claims against            Impaired - entitled to vote
                             World Access (including all Senior
                             Noteholders' Claims)

World Access Class 4         Convertible Subordinated Notes              Impaired - deemed to have rejected
                             Guarantee Claims against World              the plan and not entitled to vote
                             Access

World Access Class 5         Securities Laws Claims against              Impaired - deemed to have rejected
                             World Access                                the plan and not entitled to vote

World Access Class 6         Equity Interests in World Access            Impaired - deemed to have rejected
                                                                         the plan and not entitled to vote

                                      PLN-17

            4.1.2 Claims against and Equity Interests in WATP

   CLASS                                    CLASS NAME                                   STATUS
   -----                                    ----------                                   ------
WATP Class 1                 Priority Non-Tax Claims against WATP        Unimpaired - not entitled to vote

WATP Class 2                 Secured Claims against WATP                 Unimpaired - not entitled to vote

WATP Class 3                 General Unsecured Claims against WATP       Impaired - entitled to vote
                             (including all Convertible Subordinated
                             Noteholders' Claims)

WATP Class 4                 Securities Laws Claims against WATP         Impaired - deemed to have rejected the
                                                                         plan and not entitled to vote

WATP Class 5                 Equity Interests in WATP                    Impaired - deemed to have rejected the
                                                                         plan and not entitled to vote

            4.1.3 Claims against and Equity Interests in WorldxChange

        CLASS                           CLASS NAME                                STATUS
        -----                           ----------                                ------
WorldxChange Class 1         Priority Non-Tax Claims against        Impaired - entitled to vote
                             WorldxChange

WorldxChange Class 2         Secured Claims against                 Unimpaired - not entitled to vote
                             WorldxChange

WorldxChange Class 3         General Unsecured Claims               Impaired - entitled to vote
                             against WorldxChange

WorldxChange Class 4         Securities Laws Claims against         Impaired - deemed to have rejected
                             WorldxChange                           the plan and not entitled to vote

WorldxChange Class 5         Equity Interests in                    Impaired - deemed to have rejected
                             WorldxChange                           the plan and not entitled to vote

                                     PLN-18

            4.1.4 Claims against and Equity Interests in WATG

   CLASS                           CLASS NAME                                     STATUS
   -----                           ----------                                     ------
WATG Class 1          Priority Non-Tax Claims against WATG        Unimpaired - not entitled to vote

WATG Class 2          Secured Claims against WATG                 Unimpaired - not entitled to vote

WATG Class 3          General Unsecured Claims against WATG       Impaired - entitled to vote

WATG Class 4          Securities Laws Claims against WATG         Impaired - deemed to have rejected the
                                                                  plan and not entitled to vote

WATG Class 5          Equity Interests in WATG                    Impaired - deemed to have rejected the
                                                                  plan and not entitled to vote

            4.1.5 Claims against and Equity Interests in Facilicom

      CLASS                         CLASS NAME                                    STATUS
      -----                         ----------                                    ------
Facilicom Class 1        Priority Non-Tax Claims against          Unimpaired - not entitled to vote
                         Facilicom

Facilicom Class 2        Secured Claims against Facilicom         Unimpaired - not entitled to vote

Facilicom Class 3        General Unsecured Claims against         Impaired - entitled to vote
                         Facilicom

Facilicom Class 4        Securities Laws Claims against           Impaired - deemed to have rejected the
                         Facilicom                                plan and not entitled to vote

Facilicom Class 5        Equity Interests in Facilicom            Impaired - deemed to have rejected the
                                                                  plan and not entitled to vote

            4.2 Classification of Claims against and Equity Interests in World
Access:

            4.2.1 World Access Class 1: Priority Non-Tax Claims against World Access.

            World Access Class 1 consists of all Priority Non-Tax Claims against World Access.

            4.2.2 World Access Class 2: Secured Claims against World Access.

            World Access Class 2 consists of all Secured Claims against World Access.

                                     PLN-19

            4.2.3 World Access Class 3: General Unsecured Claims against World Access.

            World Access Class 3 consists of all General Unsecured Claims against World Access, including all Senior Noteholders' Claims. In addition, World Access Class 3 does not include any World Access Class 4 Claims (Convertible Subordinated Notes Guarantee Claims) or World Access Class 5 Claims (Securities Laws Claims).

            4.2.4 World Access Class 4: Convertible Subordinated Notes Guarantee Claims against World Access.

            World Access Class 4 consists of all Convertible Subordinated Notes Guarantee Claims against World Access.

            4.2.5 World Access Class 5: Securities Laws Claims against World Access.

            World Access Class 5 consists of all Securities Laws Claims against World Access.

            4.2.6 World Access Class 6: Equity Interests in World Access.

            World Access Class 6 consists of all Equity Interests in World Access not otherwise classified in World Access Class 5, including the interests of holders of World Access Common Stock, holders of World Access Old Stock Options and Claims relating to Equity Interests of the types described in section 510(b) of the Bankruptcy Code.

            4.3 Classification of Claims against and Equity Interests in WATP:

            4.3.1 WATP Class 1: Priority Non-Tax Claims against WATP.

            WATP Class 1 consists of all Priority Non-Tax Claims against WATP.

            4.3.2 WATP Class 2: Secured Claims against WATP.

            WATP Class 2 consists of all Secured Claims against WATP.

            4.3.3 WATP Class 3: General Unsecured Claims against WATP.

            WATP Class 3 consists of all General Unsecured Claims against WATP, including all Convertible Subordinated Noteholders' Claims. In addition, WATP Class 3 does not include any WATP Class 4 Claims (Securities Laws Claims).

            4.3.4 WATP Class 4: Securities Laws Claims against WATP.

            WATP Class 4 consists of all Securities Laws Claims against WATP.

            4.3.5 WATP Class 5: Equity Interests in WATP.

            WATP Class 5 consists of all Equity Interests in WATP not otherwise classified in WATP Class 4, including the interests of holders of WATP Common Stock, holders of WATP

                                     PLN-20

Old Stock Options and any Claims relating to Equity Interests of the types described in section 510(b) of the Bankruptcy Code.

            4.4 Classification of Claims against and Equity Interests in
WorldxChange:

            4.4.1 WorldxChange Class 1: Priority Non-Tax Claims against WorldxChange.

            WorldxChange Class 1 consists of all Priority Non-Tax Claims against WorldxChange.

            4.4.2 WorldxChange Class 2: Secured Claims against WorldxChange.

            WorldxChange Class 2 consists of all Secured Claims against WorldxChange.

            4.4.3 WorldxChange Class 3: General Unsecured Claims against WorldxChange.

            WorldxChange Class 3 consists of all General Unsecured Claims against WorldxChange. In addition, WorldxChange Class 3 does not include any WorldxChange Class 4 Claims (Securities Laws Claims).

            4.4.4 WorldxChange Class 4: Securities Laws Claims against WorldxChange.

            WorldxChange Class 4 consists of all Securities Laws Claims against WorldxChange.

            4.4.5 WorldxChange Class 5: Equity Interests in WorldxChange.

            WorldxChange Class 5 consists of all Equity Interests in WorldxChange not otherwise classified in WorldxChange Class 4, including the interests of holders of WorldxChange Common Stock, holders of WorldxChange Old Stock Options and Claims relating to Equity Interests of the types described in section 510(b) of the Bankruptcy Code.

            4.5 Classification of Claims against and Equity Interests in WATG:

            4.5.1 WATG Class 1: Priority Non-Tax Claims against WATG.

            WATG Class 1 consists of all Priority Non-Tax Claims against WATG.

            4.5.2 WATG Class 2: Secured Claims against WATG.

            WATG Class 2 consists of all Secured Claims against WATG.

            4.5.3 WATG Class 3: General Unsecured Claims against WATG.

            WATG Class 3 consists of all General Unsecured Claims against WATG. In addition, WATG Class 3 does not include any WATG Class 4 Claims (Securities Laws Claims).

                                     PLN-21

            4.5.4 WATG Class 4: Securities Laws Claims against WATG.

            WATG Class 4 consists of all Securities Laws Claims against WATG.

            4.5.5 WATG Class 5: Equity Interests in WATG.

            WATG Class 5 consists of all Equity Interests in WATG not otherwise classified in WATG Class 4, including the interests of holders of WATG Common Stock, holders of WATG Old Stock Options and Claims relating to Equity Interests of the types described in section 510(b) of the Bankruptcy Code.

            4.6 Classification of Claims against and Equity Interests in
Facilicom:

            4.6.1 Facilicom Class 1: Priority Non-Tax Claims against Facilicom.

            Facilicom Class 1 consists of all Priority Non-Tax Claims against Facilicom.

            4.6.2 Facilicom Class 2: Secured Claims against Facilicom.

            Facilicom Class 2 consists of all Secured Claims against Facilicom.

            4.6.3 Facilicom Class 3: General Unsecured Claims against Facilicom.

            Facilicom Class 3 consists of all General Unsecured Claims against Facilicom. In addition, Facilicom Class 3 does not include any Facilicom Class 4 Claims (Securities Laws Claims).

            4.6.4 Facilicom Class 4: Securities Laws Claims against Facilicom.

            Facilicom Class 4 consists of all Securities Laws Claims against Facilicom.

            4.6.5 Facilicom Class 5: Equity Interests in Facilicom.

            Facilicom Class 5 consists of all Equity Interests in Facilicom not otherwise classified in Facilicom Class 4, including the interests of holders of Facilicom Common Stock, holders of Facilicom Old Stock Options and Claims relating to Equity Interests of the types described in section 510(b) of the Bankruptcy Code.

                                    SECTION V

                         TREATMENT OF CLAIMS AND EQUITY
                            INTERESTS UNDER THE PLAN

            5.1 Designation of Treatment.

            The following treatment set forth in this Section V shall be accorded to Claims against and Equity Interests in the Debtors.

                                     PLN-22

            5.2 Claims Against and Equity Interests in World Access.

            5.2.1 World Access Class 1: Priority Non-Tax Claims against World Access.

            On the Effective Date or, if such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim after the Effective Date, on the next Quarterly Distribution Date after such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, a holder of an Allowed World Access Class 1 Priority Non-Tax Claim against World Access shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed World Access Class 1 Priority Non-Tax Claim (a) Cash equal to the amount of such Allowed World Access Class 1 Priority Non-Tax Claim, or (b) such other treatment as to which Realization Trustee and such holder shall have agreed upon in writing.

            5.2.2 Class 2: Secured Claims against World Access.

            Each holder of an Allowed Secured Claim against World Access will be deemed to be classified in a separate Class and will be treated as follows: To the extent that any such Claim is determined to be an Allowed, valid and perfected Secured Claim, the holder of such World Access Secured Claim will receive the first net proceeds (i.e., proceeds net of all costs and expenses related to such sale) from the sale of any of its Collateral to the extent of the principal amount of its Claim. To the extent permitted under applicable law, including the Bankruptcy Code, as determined by the Bankruptcy Court at the Confirmation Hearing, the holder of such Allowed World Access Secured Claim shall receive the contractual non-default rate of interest on such Allowed World Access Secured Claim semiannually in arrears based upon the amount of unpaid principal for such period and permitted costs thereon. Until each World Access Secured Claim is paid in full, the holder of such Allowed Secured Claim shall retain the Liens securing such Allowed Secured Claim. Any deficiency amount relating to any Secured Claim shall be treated as a Class 3 Unsecured Claim. Notwithstanding the foregoing, after the Effective Date, the Realization Trustee and any holder of an Allowed Secured Claim may agree to any alternate treatment of such Secured Claim, which treatment may include preservation of such holder's Lien; provided, however, that such treatment shall not provide a return to such holder having a present value in excess of the amount of such holder's Allowed Secured Claim. Any such agreement must be presented to the Bankruptcy Court for approval and shall not materially and adversely impact the treatment of any other creditor under the Plan.

            5.2.3 World Access Class 3: General Unsecured Claims against World Access.

            Subject to Section 8.3.4 of the Plan, on the Effective Date or, if such General Unsecured Claim becomes an Allowed Unsecured Claim after the Effective Date, on the next Quarterly Distribution Date after such General Unsecured Claim becomes an Allowed General Unsecured Claim, and thereafter for each Distribution of Available Cash in the World Access Estate, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed World Access Class 3 General Unsecured Claim, each holder of an Allowed General Unsecured Claim shall receive a Ratable Proportion of the Available Cash in the World Access Estate, subject to Section 16.2.1 of the Plan. No interest shall be paid on any World Access Class 3 General Unsecured Claim.

                                     PLN-23

            5.2.4 World Access Class 4: Convertible Subordinated Notes Guarantee Claims against World Access.

            After giving effect to the subordination provisions applicable to the Convertible Subordinated Notes Guarantee Claims, a holder of any Class 4 Convertible Subordinated Notes Guarantee Claim shall receive no distributions under the Plan on account of such Claims.

            5.2.5 World Access Class 5: Securities Laws Claims against World Access.

            A holder of any Securities Laws Claim against World Access shall receive no distributions under the Plan on account of such Securities Laws Claim.

            5.2.6 World Access Class 6: Equity Interests in World Access.

            A holder of any Equity Interest in World Access not otherwise classified in World Access Class 5 shall receive no distributions under the Plan on account of such Equity Interest.

            5.3 Claims Against and Equity Interests in WATP.

            5.3.1 WATP Class 1: Priority Non-Tax Claims against WATP.

            On the Effective Date or, if such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim after the Effective Date, on the next Quarterly Distribution Date after such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, a holder of an Allowed WATP Class 1 Priority Non-Tax Claim against WATP shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed WATP Class 1 Priority Non-Tax Claim (a) Cash equal to the amount of such Allowed WATP Class 1 Priority Non-Tax Claim, or (b) such other treatment as to which Realization Trustee and such holder shall have agreed upon in writing.

            5.3.2 Class 2: Secured Claims against WATP.

            Each holder of an Allowed Secured Claim against WATP will be deemed to be classified in a separate Class and will be treated as follows: To the extent that any such Claim is determined to be an Allowed, valid and perfected Secured Claim, the holder of such WATP Secured Claim will receive the first net proceeds (i.e., proceeds net of all costs and expenses related to such sale) from the sale of any of its Collateral to the extent of the principal amount of its Claim. To the extent permitted under applicable law, including the Bankruptcy Code, as determined by the Bankruptcy Court at the Confirmation Hearing, the holder of such Allowed WATP Secured Claim shall receive the contractual non-default rate of interest on such Allowed WATP Secured Claim semiannually in arrears based upon the amount of unpaid principal for such period and permitted costs thereon. Until each WATP Secured Claim is paid in full, the holder of such Allowed Secured Claim shall retain the Liens securing such Allowed Secured Claim. Any deficiency amount relating to any Secured Claim shall be treated as a Class 3 Unsecured Claim. Notwithstanding the foregoing, after the Effective Date, the Realization Trustee and any holder of an Allowed Secured Claim may agree to any alternate treatment of such Secured Claim, which treatment may include preservation of such holder's Lien; provided, however, that such treatment shall not provide a return to such holder having a present value in

                                     PLN-24
excess of the amount of such holder's Allowed Secured Claim. Any such agreement must be presented to the Bankruptcy Court for approval and shall not materially and adversely impact the treatment of any other creditor under the Plan.

            5.3.3 WATP Class 3: General Unsecured Claims against WATP.

            On the Effective Date or, if such General Unsecured Claim becomes an Allowed Unsecured Claim after the Effective Date, on the next Quarterly Distribution Date after such General Unsecured Claim becomes an Allowed General Unsecured Claim, and thereafter for each Distribution of Available Cash in the WATP Estate, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed WATP Class 3 General Unsecured Claim, each holder of an Allowed General Unsecured Claim shall receive a Ratable Proportion of the Available Cash in the WATP Estate, subject to Section 16.2.2 of the Plan. No interest shall be paid on any WATP Class 3 General Unsecured Claim.

            5.3.4 WATP Class 4: Securities Laws Claims against WATP.

            A holder of any Securities Laws Claim against WATP shall receive no distributions under the Plan on account of such Securities Laws Claim.

            5.3.5 WATP Class 5: Equity Interests in WATP.

            A holder of any Equity Interest in WATP not otherwise classified in WATP Class 4 shall receive no distributions under the Plan on account of such Equity Interest.

            5.4 Claims Against and Equity Interests in WorldxChange.

            5.4.1 WorldxChange Class 1: Priority Non-Tax Claims against WorldxChange.

            On the Effective Date or, if such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim after the Effective Date, on the next Quarterly Distribution Date after such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, a holder of an Allowed WorldxChange Class 1 Priority Non-Tax Claim against WorldxChange shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed WorldxChange Class 1 Priority Non-Tax Claim, (a) the treatment as provided under Section 8.3.3 hereof, or (b) such other treatment as to which Realization Trustee and such holder shall have agreed upon in writing.

            5.4.2 Class 2: Secured Claims against WorldxChange.

            Each holder of an Allowed Secured Claim against WorldxChange will be deemed to be classified in a separate Class and will be treated as follows: To the extent that any such Claim is determined to be an Allowed, valid and perfected Secured Claim, the holder of such WorldxChange Secured Claim will receive the first net proceeds (i.e., proceeds net of all costs and expenses related to such sale) from the sale of any of its Collateral to the extent of the principal amount of its Claim. To the extent permitted under applicable law, including the Bankruptcy Code, as determined by the Bankruptcy Court at the Confirmation Hearing, the holder of such Allowed WorldxChange Secured Claim shall receive the contractual non-default

                                     PLN-25
rate of interest on such Allowed WorldxChange Secured Claim semiannually in arrears based upon the amount of unpaid principal for such period and permitted costs thereon. Until each WorldxChange Secured Claim is paid in full, the holder of such Allowed Secured Claim shall retain the Liens securing such Allowed Secured Claim. Any deficiency amount relating to any Secured Claim shall be treated as a Class 3 Unsecured Claim. Notwithstanding the foregoing, the after the Effective Date, the Realization Trustee World Access Entity and any holder of an Allowed Secured Claim may agree to any alternate treatment of such Secured Claim, which treatment may include preservation of such holder's Lien; provided, however, that such treatment shall not provide a return to such holder having a present value in excess of the amount of such holder's Allowed Secured Claim. Any such agreement must be presented to the Bankruptcy Court for approval and shall not materially and adversely impact the treatment of any other creditor under the Plan.

            5.4.3 WorldxChange Class 3: General Unsecured Claims against WorldxChange.

            Subject to Sections 8.3.3 of the Plan, on the Effective Date or, if such General Unsecured Claim becomes an Allowed Unsecured Claim after the Effective Date, on the next Quarterly Distribution Date after such General Unsecured Claim becomes an Allowed General Unsecured Claim, and thereafter for each Distribution of Available Cash in the WorldxChange Estate, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed WorldxChange Class 3 General Unsecured Claim, each holder of an Allowed General Unsecured Claim shall receive a Ratable Proportion of (a) the amounts allocated to WorldxChange Class 3 pursuant to Section 8.3.3(b) of the Plan and
(b) after all holders of WorldxChange Estate Administrative Expense Claims and WorldxChange Priority Claims have received full payment of their Allowed Claims, the remaining (if any) Available Cash in the WorldxChange Estate. No interest shall be paid on any WorldxChange Class 3 General Unsecured Claim.

            5.4.4 WorldxChange Class 4: Securities Laws Claims against WorldxChange.

            A holder of any Securities Laws Claim against WorldxChange shall receive no distributions under the Plan on account of such Claim.

            5.4.5 WorldxChange Class 5: Equity Interests in WorldxChange.

            A holder of any Equity Interest in WorldxChange not otherwise classified in WATP Class 4 shall receive no distributions under the Plan on account of such Equity Interest.

            5.5 Claims Against and Equity Interests in WATG.

            5.5.1 WATG Class 1: Priority Non-Tax Claims against WATG.

            On the Effective Date or, if such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim after the Effective Date, on the next Quarterly Distribution Date after such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, a holder of an Allowed WATG Class 1 Priority Non-Tax Claim against WATG shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed WATG

                                     PLN-26

Class 1 Priority Non-Tax Claim (a) Cash equal to the amount of such Allowed WATG Class 1 Priority Non-Tax Claim, or (b) such other treatment as to which Realization Trustee and such holder shall have agreed upon in writing.

            5.5.2 Class 2: Secured Claims against WATG.

            Each holder of an Allowed Secured Claim against WATG will be deemed to be classified in a separate Class and will be treated as follows: To the extent that any such Claim is determined to be an Allowed, valid and perfected Secured Claim, the holder of such WATG Secured Claim will receive the first net proceeds (i.e., proceeds net of all costs and expenses related to such sale) from the sale of any of its Collateral to the extent of the principal amount of its Claim. To the extent permitted under applicable law, including the Bankruptcy Code, as determined by the Bankruptcy Court at the Confirmation Hearing, the holder of such Allowed WATG Secured Claim shall receive the contractual non-default rate of interest on such Allowed WATG Secured Claim semiannually in arrears based upon the amount of unpaid principal for such period and permitted costs thereon. Until each WATG Secured Claim is paid in full, the holder of such Allowed Secured Claim shall retain the Liens securing such Allowed Secured Claim. Any deficiency amount relating to any Secured Claim shall be treated as a Class 3 Unsecured Claim. Notwithstanding the foregoing, after the Effective Date, the Realization Trustee and any holder of an Allowed Secured Claim may agree to any alternate treatment of such Secured Claim, which treatment may include preservation of such holder's Lien; provided, however, that such treatment shall not provide a return to such holder having a present value in excess of the amount of such holder's Allowed Secured Claim. Any such agreement must be presented to the Bankruptcy Court for approval and shall not materially and adversely impact the treatment of any other creditor under the Plan.

            5.5.3 WATG Class 3: General Unsecured Claims against WATG.

            Subject to Section 8.3.4 of the Plan, on the Effective Date or, if such General Unsecured Claim becomes an Allowed Unsecured Claim after the Effective Date, on the next Quarterly Distribution Date after such General Unsecured Claim becomes an Allowed General Unsecured Claim, and thereafter for each Distribution of Available Cash in the WATG Estate, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed WATG Class 3 General Unsecured Claim, each holder of an Allowed General Unsecured Claim shall receive a Ratable Proportion of the Available Cash in the WATG Estate. No interest shall be paid on any WATG Class 3 General Unsecured Claim.

            5.5.4 WATG Class 4: Securities Laws Claims against WATG.

            A holder of any Securities Laws Claim against WATG shall receive no distributions under the Plan on account of such Claim.

            5.5.5 WATG Class 5: Equity Interests in WATG.

            A holder of any Equity Interest in WATG not otherwise classified in WATP Class 4 shall receive no distributions under the Plan on account of such Equity Interest.

                                     PLN-27

            5.6 Claims Against and Equity Interests in Facilicom.

            5.6.1 Facilicom Class 1: Priority Non-Tax Claims against Facilicom.

            On the Effective Date or, if such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim after the Effective Date, on the next Quarterly Distribution Date after such Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, a holder of an Allowed Facilicom Class 1 Priority Non-Tax Claim against Facilicom shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Facilicom Class 1 Priority Non-Tax Claim (a) Cash equal to the amount of such Allowed Facilicom Class 1 Priority Non-Tax Claim, or (b) such other treatment as to which Realization Trustee and such holder shall have agreed upon in writing.

            5.6.2 Class 2: Secured Claims against Facilicom.

            Each holder of an Allowed Secured Claim against Facilicom will be deemed to be classified in a separate Class and will be treated as follows: To the extent that any such Claim is determined to be an Allowed, valid and perfected Secured Claim, the holder of such Facilicom Secured Claim will receive the first net proceeds (i.e., proceeds net of all costs and expenses related to such sale) from the sale of any of its Collateral to the extent of the principal amount of its Claim. To the extent permitted under applicable law, including the Bankruptcy Code, as determined by the Bankruptcy Court at the Confirmation Hearing, the holder of such Allowed Facilicom Secured Claim shall receive the contractual non-default rate of interest on such Allowed Facilicom Secured Claim semiannually in arrears based upon the amount of unpaid principal for such period and permitted costs thereon. Until each Facilicom Secured Claim is paid in full, the holder of such Allowed Secured Claim shall retain the Liens securing such Allowed Secured Claim. Any deficiency amount relating to any Secured Claim shall be treated as a Class 3 Unsecured Claim. Notwithstanding the foregoing, after the Effective Date, the Realization Trustee any holder of an Allowed Secured Claim may agree to any alternate treatment of such Secured Claim, which treatment may include preservation of such holder's Lien; provided, however, that such treatment shall not provide a return to such holder having a present value in excess of the amount of such holder's Allowed Secured Claim. Any such agreement must be presented to the Bankruptcy Court for approval and shall not materially and adversely impact the treatment of any other creditor under the Plan.

            5.6.3 Facilicom Class 3: General Unsecured Claims against Facilicom.

            Subject to Section 8.3.4 of the Plan, on the Effective Date or, if such General Unsecured Claim becomes an Allowed Unsecured Claim after the Effective Date, on the next Quarterly Distribution Date after such General Unsecured Claim becomes an Allowed General Unsecured Claim, and thereafter for each Distribution of Available Cash in the Facilicom Estate, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Facilicom Class 3 General Unsecured Claim, each holder of an Allowed General Unsecured Claim shall receive a Ratable Proportion of the Available Cash in the Facilicom Estate. No interest shall be paid on any Facilicom Class 3 General Unsecured Claim.

                                     PLN-28

            5.6.4 Facilicom Class 4: Securities Laws Claims against Facilicom.

            A holder of any Securities Laws Claim against Facilicom shall receive no distributions under the Plan on account of such Claim.

            5.6.5 Facilicom Class 5: Equity Interests in Facilicom.

            A holder of any Equity Interest in Facilicom not otherwise classified in WATP Class 4 shall receive no distributions under the Plan on account of such Equity Interest.

                                   SECTION VI

                   IMPAIRED AND UNIMPAIRED CLASSES OF CLAIMS
                      AND EQUITY INTERESTS UNDER THE PLAN;
                      ACCEPTANCE OR REJECTION OF THE PLAN

            6.1 Voting Rights of Holders of Claims and Equity Interests.

            (a) Each holder of an Allowed Claim or the holder of a Claim that has been temporarily allowed for voting purposes only under Bankruptcy Rule 3018(a), in an impaired Class of Claims against any of the Debtors, shall be entitled to vote separately to accept or reject the Plan as provided in the Disclosure Statement Approval Order. Any unimpaired Class of Claims shall be deemed to have accepted the Plan. Any Class of Claims or Equity Interests that will not receive or retain any property on account of such Claims or Equity Interests under the Plan shall be deemed to have rejected the Plan.

            (b) Each of World Access Class 3, WATP Class 3, WorldxChange Classes 1 and 3, WATG Class 3 and Facilicom Class 3 is impaired under the Plan and the holders of Allowed Claims in such Classes are entitled to vote on the Plan. In accordance with section 1126(g) of the Bankruptcy Code, each of World Access Classes 4,5 and 6, WATP Classes 4 and 5, WorldxChange Classes 4 and 5, WATG Classes 4 and 5 and Facilicom Classes 4 and 5 is conclusively deemed to have rejected the Plan.

            6.2 Acceptance by a Class of Claims.

            In accordance with Section 1126(c) of the Bankruptcy Code and except as provided in Section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims shall have accepted the Plan and therefore bind all members of such accepting Class if the Plan is accepted by the holders of at least two-thirds (?) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class that have timely and properly voted to accept or reject the Plan.

            6.3 Acceptance by an Individual Claim Holder.

            An individual Claim holder shall have accepted the Plan if such Claim holder votes to accept the Plan by: (a) appropriately marking the ballot for the Class in which such Claim is placed under the Plan; and (b) timely returning such ballot as instructed on the face

                                     PLN-29
thereof. Any ballot which is validly executed but which does not clearly indicate acceptance or rejection of the Plan shall be deemed to constitute a vote for acceptance of the Plan.

            6.4 Acceptance by Unimpaired Classes.

            Each of World Access Classes 1 and 2, WATP Classes 1 and 2, WorldxChange Class 2, WATG Classes 1 and 2 and Facilicom Classes 1 and 2 is unimpaired under the Plan and each such Class is conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.

            6.5 Elimination of Vacant Classes.

            Any Class of Claims that is not occupied as of the date of the commencement of the Confirmation Hearing by an Allowed Claim or a Claim temporarily allowed under Bankruptcy Rule 3018 shall be deemed deleted from the Plan for purposes of voting on or rejection of the Plan, and for purposes of determining acceptance or rejection of the Plan by such Class under section 1129(a)(8) of the Bankruptcy Code.

            6.6 Non-consensual Confirmation

            The World Access Group and the Creditors' Committee will request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code in view of the deemed rejection of the Plan by World Access Classes 4,5 and 6, WATP Classes 4 and 5, WorldxChange Classes 4 and 5, WATG Classes 4 and 5 and Facilicom Classes 4 and 5. In the event that any of Classes World Access Class 3, WATP Class 3, WorldxChange Class 3, WATG Class 3 or Facilicom Class 3 fail to accept the Plan, the World Access Group and the Creditors' Committee reserves their right (a) to modify the Plan in accordance with Section 15 hereof and/or (b) to request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code notwithstanding such lack of acceptance by finding that the Plan provides fair and equitable treatment to any impaired Class of Claims and Equity Interests voting to reject the Plan.

            6.7 Revocation of the Plan

            The Creditors' Committee may revoke and withdraw the Plan at any time prior to entry of the Confirmation Order. If the Plan is so revoked or withdrawn, then it shall be deemed null and void.

                                   SECTION VII

                         THE REALIZATION TRUST; RIGHTS
                   AND OBLIGATIONS OF THE REALIZATION TRUSTEE

            7.1 Creation of Realization Trust.

            On the Effective Date, the Realization Trust shall be created and established. The Realization Trustee shall be appointed on the Effective Date. The Creditors' Committee has

                                     PLN-30
selected Morton Levine of Levine & Block in Atlanta Georgia, to serve as the initial Realization Trustee.

            7.2 Acquisition of Assets by Realization Trust; Assumption of Plan Obligations.

            (a) On the Effective Date, all assets and property held by each Debtor and each such Debtor's Estate shall be assigned and transferred to the Realization Trust for the benefit of holders of Allowed Claims of such Estate, pursuant to the terms of the Plan and the Realization Trust Agreement.

            (b) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Realization Trustee, and the beneficiaries) shall treat the transfer of assets and property to the Realization Trust as a transfer to the holders of Allowed General Unsecured Claims followed by a transfer by such holders to the Realization Trust, and shall treat the beneficiaries of the Realization Trust as the grantors and owners thereof. The assets and property transferred to the Realization Trust shall be valued consistently by all parties (including, without limitation, the Debtors, the Realization Trustee, and the beneficiaries), and such valuation shall be used for all federal income tax purposes.

            (c) The Realization Trust shall assume the obligations expressly provided under the Plan of the post-Effective Date members of the World Access Group, including (i) effecting the liquidation and conversion into Cash of the remaining assets of each Debtor and its Estate, (ii) resolving all Disputed Unsecured Claims in accordance with the Plan, (iii) litigating the Assigned Causes of Action and (iv) making Distributions on account of Allowed General Unsecured Claims and other Distributions contemplated by the Plan.

            (d) On the Effective Date, the Estates and the Debtors shall be deemed to have, and shall have, irrevocably assigned and transferred to the Realization Trust all of their rights, title and interest in and to any and all of the Assigned Causes of Action and any proceeds thereof received by the Estates. Each of the Assigned Causes of Action, except as otherwise provided in the Plan, shall be free and clear of all Liens, claims, encumbrances and other interests. Other than the Realization Trust, none of the Debtors shall have any further rights, title or interest in any of the Assigned Causes of Action.

            7.3 Purposes of the Realization Trust.

            The Realization Trust will be organized for the primary purpose of liquidating the assets and property of the members of the World Access Group, in accordance with Treasury Regulation section 301.7701-4(d), with no objective to conduct a trade or business except to the extent reasonably necessary to, and consistent with, such liquidating purpose. After the Effective Date, the Realization Trust shall be responsible for completing the liquidation of the Debtors' assets to Cash, litigating the Assigned Causes of Action, resolving all Disputed Unsecured Claims in accordance with the Plan, and making Distributions on account of Allowed General Unsecured Claims contemplated by the Plan. The Realization Trustee will make continuing efforts to dispose of the assets of the Realization Trust and not unduly prolong the duration of the Realization Trust.

                                     PLN-31

            7.4 Exculpation and Indemnification.

            From and after the Effective Date, the Realization Trustee, the members of the Realization Monitoring Committee, and each of their respective post-Effective Date directors, members and officers, shall be exculpated and indemnified as provided in the Realization Trust Agreement. The Realization Trustee, members of the Realization Monitoring Committee, and each of their respective post-Effective Date directors, members, officers, from and after the Effective Date, is hereby exculpated by all Persons, holders of Claims and Equity Interests, entities, and other parties in interest receiving Distributions under the Plan, from any and all claims, Causes of Action, and other assertions of liability arising out of the Realization Trustee's and Realization Monitoring Committee's discharge of the powers and duties conferred upon it by the Plan or any order of the Bankruptcy Court entered pursuant to or in furtherance of the Plan, or applicable law, except solely for actions or omissions arising out of gross negligence, willful misconduct or intentional breach of their respective fiduciary duties and except as may otherwise be provided in the Realization Trust Agreement. No holder of a Claim or an Equity Interest, or representative thereof, shall have or pursue any claim or Cause of Action (a) against the Realization Trustee for making Distributions in accordance with the Plan, or for implementing the provisions of the Plan, or (b) against any holder of a Claim for receiving or retaining payments or other Distributions as provided for by the Plan. Each of the Realization Trustee and the Realization Monitoring Committee shall not be liable for any action taken or omitted in good faith and reasonably believed by it to be authorized within the discretion or rights or powers conferred upon it by the Plan or the Realization Trust Agreement. In performing its duties under the Plan and the Realization Trust Agreement hereunder, each of the Realization Trustee and the Realization Monitoring Committee shall have no liability for any action taken by the Realization Trustee and the Realization Monitoring Committee in good faith in accordance with the advice of counsel, accountants, appraisers and other professionals retained by it, the Realization Trust. Without limiting the generality of the foregoing, the Realization Trustee and the Realization Monitoring Committee may rely without independent investigation on copies of orders of the Bankruptcy Court reasonably believed by it to be genuine, and shall have no liability for actions taken in good faith in reliance thereon. None of the provisions of the Plan shall require the Realization Trustee or the Realization Monitoring Committee to expend or risk their own funds or otherwise incur personal financial liability in the performance of any of their duties hereunder or in the exercise of any of its rights and powers. Each of the Realization Trustee and the Realization Monitoring Committee may rely without inquiry upon writings delivered to it hereunder which it reasonably believes in good faith to be genuine and to have been given by a proper Person.

            7.5 Powers of the Realization Trustee.

            Subject and pursuant to the terms and provisions of the Realization Trust Agreement and the Plan, the Realization Trustee shall be empowered and authorized to (a) take all steps and execute all instruments and documents necessary to effectuate the Plan; including, but not limited to, the liquidation of the assets of the members of the World Access Group and their respective Estates, (b) object, prosecute objections, litigate, settle and resolve issues with respect to Disputed Unsecured Claims in accordance with the Plan; (c) make Distributions with respect to Allowed Unsecured Claims as contemplated by the Plan; (d) comply with the Plan and the obligations hereunder; (e) employ, retain, or replace professionals to represent it with respect

                                     PLN-32
to its responsibilities; (f) exercise such other powers as may be vested in the Realization Trustee pursuant to order of the Bankruptcy Court or pursuant to the Plan, or as the Realization Trustee deems to be necessary and proper to carry out the provisions of the Plan; (g) establish and maintain the various Disputed Reserves as required by the Plan; (h) litigate, prosecute, settle and otherwise administer the Assigned Causes of Action, and (i) invest any Cash held by the Realization Trustee pending distribution in accordance with the provisions of this Plan and the Realization Trust Agreement, including any Cash received by the Realization Trustee, which investment shall be in a manner consistent with the Realization Trustee's investment and deposit guidelines set forth in the Realization Trust Agreement. The Realization Trustee shall perform the foregoing functions in accordance with this Plan and the Realization Trust Agreement. For purposes of exercising its powers, the Realization Trustee shall be deemed to be a representative of the Estates pursuant to section 1123(b)(3)(B) of the Bankruptcy Code.

            7.6 Duties of the Realization Trustee.

            From and after the Effective Date, as set forth herein, the Realization Trustee shall perform the corresponding obligations under the Plan of the members of the World Access Group. The Plan will be administered and actions will be taken in the name of each of the Debtors by the Realization Trustee through, in accordance with the terms hereof, the Realization Trustee, irrespective of whether any of the Debtors are dissolved. Pursuant to and subject to the terms and provisions of (and except as may otherwise be provided in) the Plan and the Realization Trust Agreement, from and after the Effective Date, the Realization Trustee shall have the duties of:

            (a) carrying out the provisions of, and complying with, the Plan and the Realization Trust Agreement, which shall include taking or not taking any action which the Realization Trustee deems to be in furtherance of the Plan;

            (b) managing property to be distributed in a manner designed to effectuate the Plan;

            (c) maintaining a register of the persons or entities who are the holders of Allowed General Unsecured Claims, who are the beneficiaries of the Realization Trust;

            (d) making semi-annual reports to the Realization Monitoring Committee regarding the Distributions to be made to the holders of Allowed General Unsecured Claims, which reports shall be filed with the Bankruptcy Court;

            (e) providing quarterly reports to the Realization Monitoring Committee as to budgets, cash receipts and disbursements, asset sales or other dispositions, claims reconciliations, and Distributions under the Plan;

            (f) selling or otherwise disposing of its assets, winding up its affairs as expeditiously as reasonably possible, and taking any other actions to liquidate and maximize the value of, its assets;

            (g) reconciling Claims and resolving Disputed Claims, and administering the Claims allowance and disallowance processes as set forth in the Plan, including objecting,

                                     PLN-33
prosecuting, objecting, litigating, reconciling, settling and resolving Claims and Disputed Claims in accordance with the Plan;

            (h) making decisions regarding the retention, engagement, payment and replacement of professionals, employees and consultants;

            (i) administering the Distributions under the Plan, including (i) making Distributions in accordance with the terms of the Plan, (ii) establishing and maintaining the various Disputed Claims Reserves, (iii) filing with the Bankruptcy Court semi-annual reports regarding the Distributions to be made to the holders of Allowed Claims, and (iv) maintaining records of the Cash, Available Cash and other assets and property of each Estate;

            (j) exercising such other powers as necessary or prudent to carry out the provisions of the Plan;

            (k) investing any Cash in any reserves pending distribution in accordance with the Realization Trust Agreement using reasonable business judgment;

            (l) filing appropriate tax returns;

            (m) taking such other action as may be necessary or appropriate to effectuate this Plan;

            (n) exercising the powers and duties set forth for the Realization Trustee in the Plan and the Realization Trust Agreement;

            (o) taking all steps and execute all instruments and documents necessary to effectuate the Realization Trust;

            (p) paying all Realization Administrative Costs of the Realization Trust;

            (q) making distributions contemplated by the Realization Trust Agreement and the Plan;

            (r) employing, retaining or replacing professionals to represent it with respect to its responsibilities;

            (s) waiving or enforcing, to the fullest extent permitted by law, any existing attorney client privilege of the Debtors relating to the disclosure of information or the giving of evidence;

            (t) investigating any claims, rights, Assigned Causes of Action or other Causes of Action assigned to the Realization Trust;

            (u) prosecuting, litigating, settling, adjusting, retaining, enforcing or abandoning any claims, rights, Assigned Causes of Action or other Causes of Action assigned to the Realization Trust, including any counterclaims to the extent such counterclaims are setoff against the proceeds of any such Causes of Action;

                                     PLN-34

            (v) segregating in separate accounts, or maintaining records setting forth, the Available Cash, Cash and other assets and property of each Estate; and

            (w) exercising such other powers as may be vested in the Realization Trustee pursuant to an order of the Bankruptcy Court, the Plan or the Realization Trust Agreement, or as deemed by the Realization Trustee to be necessary and proper to carry out the provisions of the Plan.

The Realization Trust and the Realization Trustee may incur and pay any reasonable and necessary expenses in performing the foregoing functions, subject to the terms of the Plan. For purposes of exercising its powers, the Realization Trust shall be deemed to be a representative of the Estates pursuant to section 1123(b)(3)(B) of the Bankruptcy Code.

            7.7 Investment Guidelines for Realization Trustee.

            The Realization Trustee shall invest any Cash held by the Realization Trust pending the Distribution thereof pursuant to the provisions of the Plan in accordance with the investment guidelines set forth in the Realization Trust Agreement.

            7.8 The Realization Trustee.

            (a) There shall be only one Realization Trustee at any time.

            (b) The Realization Trustee shall serve for the duration of the Realization Trust, subject to earlier resignation, incapacity or removal as provided in the Plan or the Realization Trust Agreement.

            (c) The Realization Trustee shall receive compensation for services to the Realization Trust as agreed upon by the (1) Realization Trustee and (2) as the case may be, either (A) the Creditors' Committee or (B) the Realization Monitoring Committee, and shall be entitled to reimbursement of reasonable expenses incurred in performing its duties out of the assets of the Realization Trustee Reserve, as more fully set forth in the Realization Trust Agreement or in a separate agreement setting forth the terms and conditions of the provision of such services by the Realization Trustee.

            7.9 Authority to Settle Causes of Action.

            Subject to obtaining the written consent of the Realization Monitoring Committee to a proposed settlement, disposition or abandonment of a Cause of Action, the Realization Trustee shall be empowered and authorized, without approval of the Bankruptcy Court or notice to any other Person, to settle, adjust, dispose of or abandon any claims, rights, Assigned Causes of Action or other Causes of Action assigned to the Realization Trust, including any counterclaims to the extent such counterclaims are setoff against the proceeds of any such Causes of Action, and regardless of whether any suits or adjudications have been commenced prior to or after the Effective Date. If the Realization Monitoring Committee disputes the reasonableness of a proposed settlement, disposition or abandonment, then the Realization Trustee or the Realization Monitoring Committee, in their respective discretion, may seek approval of the such settlement, disposition or abandonment, or modification thereof, in a motion

                                     PLN-35
to the Bankruptcy Court for approval of such proposed settlement, disposition or abandonment, or modification thereof, under Bankruptcy Rule 9019.

            7.10 Realization Trust Responsible for Expenses of Realization Trustee and Certain Indemnification Obligations.

            (a) The Realization Trust shall be liable and responsible for any costs or expenses incurred by the Realization Trustee and the Realization Monitoring Committee in performing their respective duties under the Plan or the Realization Trust Agreement.

            (b) To the extent that the Debtors received authority to pay taxes pursuant to that certain Order Authorizing Payment of Prepetition Sales and Use Taxes, dated April 24, 2001, or any other order in the Chapter 11 Cases, but are either contesting payment, in full or in part, of such taxes or have not paid such taxes, in full or in part, because the Debtors have determined that such taxes should be administered in accordance with this Plan, then the Realization Trust shall indemnify the Debtors' directors and officers to the extent set forth in this Section 7.10(b). Subject to the limitations set forth in the next sentence, the Realization Trust shall indemnify and hold harmless the Debtors' directors and officers (as such officers and directors existed on June 1, 2004) for all damages, awards, fines, penalties, costs and expenses to the extent that any governmental unit seeks to pursue such directors and officers for sales and use taxes against the WorldxChange Estate, along with the reasonable attorneys' fees, costs or expenses incurred by such Persons in connection with enforcement of the provisions of Sections 13.6 and/or 14.2 of the Plan against any such governmental unit. Notwithstanding the foregoing, the indemnification of the Debtors directors and officers shall be subject to the following limitations:
(a) the foregoing indemnification obligation shall be capped at the lesser of, at any point in time, (i) $2,500,000 less the amounts previously paid out by the Realization Trustee pursuant to this Section 7.10(b) of the Plan and (ii) the aggregate amount of sales and use taxes asserted against the WorldxChange Estate that have not been consensually resolved or substantively disallowed by order of this Court or other court of competent jurisdiction; (b) the indemnification obligations set forth in this Section 7.10(b) of the Plan shall terminate on the second anniversary after the Effective Date; and (c) the inclusion of the indemnification set forth in this Section 7.10(b) of the Plan is conditioned upon the requirement that during the period between June 18, 2004 and the Effective Date, the Debtors shall not pay, settle or adjust any claim of any governmental unit for sales and use taxes against the WorldxChange Estate without receiving the prior written consent of the Creditors' Committee or approval of the Bankruptcy Court.

            7.11 Funding and Distributions.

            7.11.1 Funding

            On the Effective Date, the Realization Trust shall establish an account with $500,000 for the establishment of a reserve to pay the fees, expenses and costs of the Realization Trust and the Realization Trustee (such reserve, the "Realization Trustee Reserve"). In addition, on the Effective Date, the Realization Trust shall establish an account with the aggregate amount of $100,000 for the establishment of a reserve to pay the fees, expenses and costs of the Realization Monitoring Committee (such reserve, the "Realization Monitoring Committee

                                     PLN-36

Reserve"). To the extent that the Realization Trustee and the Realization Monitoring Committee reasonably agree that the amounts of the Realization Trustee Reserve and/or the Realization Monitoring Committee Reserve are in excess of the amounts reasonably anticipated to be incurred by the Realization Trust and the Realization Trustee in the pursuit of their respective duties and obligations hereunder, such excess amounts shall be returned to the Realization Trust, and shall be treated as Available Cash for Distributions to holders of Allowed General Unsecured Claims pursuant to Section 7.11.2 of the Plan. Except as specifically set forth in the Plan and the Realization Trust Agreement, the Realization Trust shall have no obligation to any holder of an interest in the Realization Trust other than its obligations to reasonably cooperate to effectuate the terms of the Plan and the Realization Trust Agreement. In addition, the Realization Trustee may, with the written consent of the Realization Monitoring Committee, borrow funds to finance the operations of the Realization Trust, which borrowing(s) may include equity participation features.

            7.11.2 Application of Proceeds and Expenses.

            Upon receipt of the proceeds of any Assigned Causes of Action assigned to the Realization Trust, the Realization Trustee shall determine whether to distribute the proceeds to the beneficiaries thereof or to hold the proceeds. If the Realization Trustee decides to distribute proceeds to the holders of Allowed General Unsecured Claims as provided in Section V of the Plan (or, in the case of the WorldxChange Estate, to the WorldxChange Estate Administrative Expense Claims, WorldxChange Priority Claims and WorldxChange's Unsecured Claims in order of priority under the Bankruptcy Code), or if there are no more proceeds that can be realized by the Realization Trust, then the Realization Trustee shall apply such proceeds, net of amounts paid or deductions made by reason of set-off to defendants or by reason of reduction in judgment or reimbursement obligations of the Realization Trust, as follows: (a) first, after utilizing amounts in the Realization Trustee Reserve and the Realization Monitoring Committee Reserve, to the payment of any associated taxes and unpaid administrative expenses of the Realization Trust, the Realization Trustee and the Realization Monitoring Committee, (b) second, pro rata to the payment of the reasonable unpaid fees and expenses incurred in employing professionals for the Realization Trustee and the Realization Monitoring Committee, and the compensation and expenses of the Realization, (c) third, with the consent of the Realization Monitoring Committee, to either the Realization Trustee Reserve or the Realization Monitoring Committee Reserve for the reasonably anticipated amount of any future expenses and obligations to the extent the amounts in such reserves are insufficient (the foregoing (i) through (iii) the "Realization Administrative Costs"), and (d) fourth, the balance for distribution to the holders of Claims in accordance with Section V of the Plan.

            7.11.3 Distribution of Debtors' Realization Proceeds.

            Subject to the limitations set forth in Section 7.11.2, the Realization Trustee shall distribute any proceeds of the Assigned Causes of Action, net of amounts paid or reductions made by reason of setoff and after payment or reserve in full of the Realization Administrative Costs of the Realization Trust (such net proceeds, the "Realization Litigation Proceeds"), to the holders of Allowed Claims in accordance with Section V of the Plan. Upon calculating the amount of the Realization Litigation Proceeds, the Realization Trustee shall deliver written notice to the Realization Monitoring Committee setting forth the Realization Trustee's

                                     PLN-37
determination of the amount of the Realization Litigation Proceeds, and the Realization Trustee's allocation of such proceeds between the Estates based upon which Estate owned (and accordingly should receive the proceeds of) such Assigned Causes of Action, and provide the Realization Monitoring Committee with a period of at least ten (10) Business Days to review the reasonableness of the Realization Litigation Proceeds. If the Realization Monitoring Committee disputes the reasonableness of the Realization Litigation Proceeds developed by the Realization Trustee, on or prior to the conclusion of such ten (10) Business Day period, or any extension thereof agreed upon between the Realization Trustee and the Realization Monitoring Committee, the Realization Monitoring Committee can submit to the Bankruptcy Court for resolution (a) the reasonableness of the Realization Trustee's Realization Litigation Proceeds determination, (b) the reasonableness of the Realization Trustee's calculations and allocation of Each Estate's Available Cash, and (c) if any such determination is not reasonable, the proper determination of the Realization Litigation Proceeds.

            7.12 General Provisions.

            (a) The Realization Trust shall be irrevocable.

            (b) The term of the Realization Trust shall commence on the Effective Date and shall continue until the third anniversary of such date, unless sooner terminated in accordance with the terms of the Realization Trust Agreement; provided, however, that the term of the Realization Trust may be extended for no more than five successive periods of two years each in accordance with the provisions in the Realization Trust Agreement; provided, however. that Realization Trust shall terminate upon the date that is the later of the date on which both (i) all Disputed Claims have been resolved and (ii) all Distributions with respect to Allowed General Unsecured Claims to be made pursuant to the Plan have been completed.

            (c) Beneficial interests in the Realization Trust shall not be assignable, except to the extent permitted by the Realization Trust Agreement.

            (d) All functions and procedures in respect of the Realization Trust, including the selection of any successor Realization Trustee, powers and duties of the Realization Trustee, and rights of beneficiaries not expressly stated in the Plan shall be governed by the Realization Trust Agreement. The final form of the Realization Trust Agreement will be filed with the Court in the Plan Supplement, which will, among other things, set forth the identity of the Realization Trustee and the compensation arrangements for the Realization Trustee.

            7.13   The Realization Monitoring Committee.

            7.13.1 Appointment; Responsibilities.

            The Creditors' Committee shall select three (3) or five (5) Persons or Entities who are not insiders and who hold General Unsecured Claims to serve as representatives monitoring the Realization Trust (the "Realization Monitoring Committee"). A list setting forth the identities of the members of the Realization Monitoring Committee shall be filed in a submission to the Bankruptcy Court on or prior to the fifth day before the objection deadline for this Plan. The Realization Monitoring Committee will monitor and review the liquidation of the Estates' remaining assets, the allowance and disallowance process regarding Claims against the Estates,

                                     PLN-38
the Distributions under the Plan, and the determination of the amount of Available Cash, and the Realization Trustee shall consult with the Realization Monitoring Committee with respect to each of these matters. In addition, if the Realization Trustee resigns, is terminated for cause or pursuant to section
7.13.4 by the Realization Monitoring Committee, or is unable to continue to serve for any reason, the Realization Monitoring Committee shall designate a replacement, who shall thereby be appointed to serve as the Realization Trustee without application to or approval by the Bankruptcy Court. The Realization Monitoring Committee will, to the extent it deems necessary, retain counsel to assist it.

            7.13.2 Quorum; Meetings; Votes.

            A quorum for the Realization Monitoring Committee shall consist of a majority of the then existing members of the Realization Monitoring Committee. No meeting of the Realization Monitoring Committee shall be held unless a quorum is present at the beginning of any meeting. Any member of the Realization Monitoring Committee may call for a meeting to be convened upon notice of such meeting being given at least two (2) Business Days prior to the proposed date of the meeting, which notice may be given by telephone, overnight mail, or facsimile transmission, to each of the other members of the Realization Monitoring Committee. Meetings shall be held in person or by telephone conference call. Any action by the Realization Monitoring Committee shall require the affirmative vote of a majority of those voting provided that a quorum is present at the time of the vote.

            7.13.3 Resignations; Successor Members.

            Any Entity may resign as a member of the Realization Monitoring Committee at any time. In the event that any Entity resigns as a member of the Realization Monitoring Committee, the remaining members of the Realization Monitoring Committee shall select a replacement for such Entity, provided, however, that any such replacement must hold or represent an Allowed General Unsecured Claim.

            7.13.4 Removal of Realization Trustee.

            Upon a unanimous determination by the members of the Realization Monitoring Committee, the Realization Trustee may be removed by the Realization Monitoring Committee without any necessity for any showing of cause. In addition, the Realization Monitoring Committee and/or any beneficiary of the Realization Trust can seek to have the Realization Trustee removed for cause. To the extent there is any dispute regarding the removal of the Realization Trustee, the Bankruptcy Court shall retain jurisdiction to consider and adjudicate any such dispute and may remove the Realization Trustee for cause.

            7.13.5 Review by Bankruptcy Court.

            In addition to the Realization Monitoring Committee, each beneficiary of the Realization Trust may raise any disputes with respect to the administration of the Realization Trust, the allocation of the Available Cash and other proceeds under the Realization Trust, and the conduct of the Realization Trustee before the Bankruptcy Court and the Bankruptcy Court shall retain jurisdiction to adjudicate all such matters.

                                     PLN-39

            7.13.6 Discretion Afforded to Realization Monitoring Committee to Modify Terms of Compensation of Realization Trustee.

            Notwithstanding anything to the contrary in the Plan, the Realization Monitoring Committee may, with the unanimous consent of each of the members of the Realization Monitoring Committee, and without application to or approval by the Bankruptcy Court, subject to the consent of the Realization Trustee, modify the Realization Trustee's compensation and other terms regarding the retention of the Realization Trustee.

                                  SECTION VIII

                       MEANS OF IMPLEMENTATION OF THE PLAN

            8.1 Transactions on the Effective Date.

            On the Effective Date, the following shall occur and be deemed to have occurred simultaneously:

            (a) the Realization Trust Agreement shall become effective;

            (b) the Realization Trust shall be formed and shall assume its respective obligations hereunder;

            (c) except as expressly provided otherwise in the Plan, the Equity Interests (including the Old Capital Stock) of the members of the World Access Group shall be extinguished; and

            (d) the settlements effected pursuant to the terms of the Plan shall be given effect.

            8.2 Approval of Settlements.

            The Distributions set forth in the Plan and the provisions of the Plan incorporate the terms of a compromise and settlement among the members of the World Access Group and the Creditors' Committee with respect to, among other things, the Inter-Estate Settlement and the WorldxChange Settlement. The Plan shall serve as a joint motion by the World Access Group and the Creditors' Committee seeking entry of an order of the Bankruptcy Court approving the settlements provided herein, including, but not limited to, the Inter-Estate Settlement and the WorldxChange Settlement. The entry of the Confirmation Order shall constitute the Bankruptcy Court's finding and determination that the settlements reflected in the Plan, including, but not limited to, the Inter-Estate Settlement and the WorldxChange Settlement, the compromise of Avoidance Actions among and between the Debtors' Estates, and the settlement of disputes regarding property of the Estates, are (a) in the best interests of the World Access Group and their Estates, (b) fair, equitable and reasonable, (c) made in good faith, (d) approved by the Bankruptcy Court, and (e) inter alia, in full satisfaction, settlement, release, and discharge of any rights which might otherwise exist pursuant to the subordination provisions of the various obligations of the World Access Group, including, but not limited to, the Senior Notes Indenture

                                     PLN-40
and the Convertible Subordinated Notes Indenture. Subject to obtaining the approval of the settlements reflected in this Plan by the Bankruptcy Court, on the Effective Date the members of the World Access Group, the Creditors' Committee and the Realization Trust will take all actions necessary or reasonably required to effect the matters and terms set forth in such settlements.

            8.3 Inter-Company Settlement; Intercompany Claims.

            The Plan is premised upon a settlement and release of all Intercompany Claims and other inter-estate claims and causes of action, the substantive provisions of which are as set forth herein in this Section 8.3, including, but not limited to, the Allocation Methodology, as provided in this
Section 8.3.

            8.3.1 No Substantive Consolidation; Treatment of Certain Causes of Action Involving Multiple Estates.

            The Debtors' Estates shall not be subject to substantive consolidation. Subject to the terms of the Plan, each Estate shall be deemed to retain its respective assets and the proceeds thereof for distribution to its respective creditor constituencies. Except as otherwise provided in this Plan, each Debtor and its Estate shall make distributions by and through the Realization Trustee as provided under the Plan from the net proceeds it obtains from the sale or other disposition of its respective assets and the liquidation or resolution (by the Realization Trust) of such Debtor's respective Causes of Action against third Persons or Entities. With respect to Avoidance Actions in which the Cause of Action involves two of the Debtors' estates, with one estate being the payor (the "Payor Estate") of amounts being sought for disgorgement from a third party and (b) another estate having received services related to the challenged transaction (the "Origination Estate"), the proceeds from such cause of action shall be for the benefit of the Payor Estate. Other than the terms and treatment provided under this Plan, no Estate shall bring an Avoidance Action against another Estate. For purposes of this Plan, in situations in which amounts relating to a transfer to a third party were distributed substantially contemporaneously between different accounts held by different Debtors, the Payor Estate shall be the Estate holding the account from which amounts were transferred that initiated such series of transfers. For example, in a payment from a disbursement bank account to a third party where the payment was initially funded from a master bank account, the Payor Estate shall be deemed to be the Estate holding the master bank account rather than the Estate holding the disbursement bank account.

            8.3.2 Allocation of Administrative Expense Claims.

            (a) Estate Specific Administrative Expenses Claims. Subject to
Section 8.3.3 below, each Estate shall be solely responsible for its Estate Specific Administrative Expense Claims.

            (b) Allocation Methodology for Unspecified Estate Administrative Expense Claims, Professional Fees and Plan Expenses. Unspecified Estate Administrative Expense Claims, Professional Fees and Plan Expenses shall be allocated between the Estates based upon the following ratios (the "Allocation Methodology"): (i) World Access Estate: 50.67%, (ii) WATP Estate: 16.28%; (iii) WATG Estate: 13.92%; (iv) Facilicom Estate: 14.13%; and (v)

                                     PLN-41

WorldxChange Estate: 5.00%. Based upon the Allocation Methodology and the Bankruptcy Court's determinations in the Bank Account/Consolidation Orders, it appears that the WorldxChange Estate (and potentially other Estates) may not have sufficient Cash to fund its share of Unspecified Estate Administrative Expense Claims, Professional Fees and Plan Expenses.

            (c) Unspecified Estate Administrative Expense Claims and Plan Expenses; Repayment of Other Estates. To the extent that any Estate has a Deficiency, such amounts shall be allocated and paid by the other Estates based upon their proportionate share of such amounts based upon the Allocation Methodology; provided, however, that no part of the WorldxChange Deficiency shall be comprised of Professional Fees. Subject to the next sentence, to the extent that any Estate has a Deficiency and the other Estates have paid during these Chapter 11 Cases or pay hereafter any such Deficiency proportionately based upon the percentages set forth in Section 8.3.2(b), then as soon as the Estate with such Deficiency obtains funds to repay the other Estates (in whole or in part), it shall repay the other Estates such amounts (pro rata based upon the amounts of such Deficiency paid by the other Estates). Notwithstanding the foregoing, the WorldxChange Estate shall only be required to fund its Deficiency with 90% of any collections or liquidations into Cash from receivables, asset dispositions or litigation proceeds, if any, obtained by the WorldxChange Estate from and after May 1, 2004, with the remaining 10% of such proceeds, if any, being distributed to creditors of the WorldxChange Estate as provided herein in accordance with the priority scheme established by the Bankruptcy Code. To the extent that any Estate has paid more than its share of Unspecified Estate Administrative Expense Claims, Professional Fees and Plan Expenses based upon the foregoing methodology, such Estate shall be reimbursed in Cash from the other Estates on the Effective Date of the Plan or the earliest date thereafter that any such Estate obtains funds to repay such amount (and the other Estates shall pay such amounts) to give effect to the Allocation Methodology, which Claims (along with any claims for any Deficiencies (including, without limitation, the WxC Administrative Expense Claims Funding owed by the WorldxChange Estate) of any Estate being treated for all purposes as super-priority administrative claims accorded priority under Section 364(c)(1) of the Bankruptcy Code in accordance with the Cash Management Order, with priority over all other types of Administrative Expense Claims (such super-priority claims, the "Super-Priority Inter-Estate Claims"). The terms of this section 8.3.2(c) shall not be affected by the Inter-Estate Prepetition Claim Allocation set forth in Section 8.3.4 of the Plan and, in accordance with
Section 8.3.3(d) of the Plan, shall be binding upon any subsequent chapter 7 case, if applicable, of any of the Debtors.

            (d) Allocation of Indemnity Order Expenses. Notwithstanding the foregoing, but subject to the provisos of this subsection 8.3.2(d), any Indemnity Order Expenses incurred by the Estates shall be allocated among the Estates by the Realization Trustee pro rata based upon the net proceeds received by each Estate from the liquidation of any remaining assets (including distributions on equity interests and collections and proceeds from Causes of Action) during the six month period commencing on May 1, 2004 (the "Determination Period") compared against the such aggregate net proceeds from all of the Estates; provided, however, that the Realization Monitoring Committee may, by a unanimous vote of its members, determine to extend the Determination Period in its reasonable judgment, provided further that if the aggregate amount of net proceeds from the liquidation of any remaining assets (including distributions on equity interests and collections and proceeds from Causes of Action) during the Determination Period is

                                     PLN-42
less than the amount of the Indemnity Order Expenses, any such deficiency shall be allocated in accordance with Section 8.3.2(c) of the Plan.

            8.3.3 Settlement of WorldxChange Estate Administrative Expense Claims and WorldxChange Priority Claims against Potentially Insolvent WorldxChange Estate

            (a) Treatment of WorldxChange Estate Administrative Expense Claims. Subject to Section 8.3.2 of the Plan, if the WorldxChange Settlement is approved by the Bankruptcy Court at the Confirmation Hearing for the Plan, each holder of a Allowed WorldxChange Estate Administrative Expense Claims shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed WorldxChange Estate Administrative Expense Claims, (a) upon the later of (i) the Effective Date or (ii) as soon as practicable after such Claim becomes an Allowed WorldxChange Estate Administrative Expense Claim if the date of allowance is later than the Effective Date, a Ratable Proportion of the Available Cash in the WorldxChange Estate, or (b) upon such other terms as may be mutually agreed upon between such holder of an Allowed WorldxChange Estate Administrative Expense Claims and WorldxChange or the Realization Trustee. No interest shall be paid on any Allowed WorldxChange Estate Administrative Expense Claim. To the extent that less than the aggregate amount of $150,000 is available for Distributions to holders of Allowed WorldxChange Estate Administrative Expense Claims on the Effective Date, any such deficiency shall be funded and allocated among the non-WorldxChange Estates in proportion to their relative share based upon the Allocation Methodology set forth in Section 8.3.2(b) and (c) (such deficiency funded by the non-WorldxChange Estates, the "WxC Administrative Expense Claims Funding"). Notwithstanding the foregoing, Distributions of WorldxChange Estate Administrative Expense Claims that are Professional Fees shall be subject to Section 8.3.3(b) of the Plan. WxC Administrative Expense Claims Funding shall be treated as part of the Deficiency of the WorldxChange Estate and shall be repaid in accordance with Section 8.3.2(c) of the Plan.

            (b) Treatment of Professional Fees Allocated to WorldxChange Estate based upon Allocation Methodology. Because it appears that the WorldxChange Estate may not have sufficient Cash to fund its share of Professional Fees, the five-percent (5%) of Professional Fees allocated to the WorldxChange Estate shall be treated as follows: each Professional shall not receive any payment or Distribution on account of five-percent of their Allowed Professional Fees (or, to the extent that it has already received such payment and cannot setoff against Allowed unpaid fees and expenses, shall disgorge to the Realization Trustee on or as soon as practicable after the Effective Date), representing the five-percent (5%) of the Professional Fees allocated to the WorldxChange Estate. To the extent that Professionals would have been entitled to Distributions on account of their proportionate share of WorldxChange Estate Administrative Expense Claims, such Distributions are hereby being transferred as a gift from the Professionals for the benefit of WorldxChange Class 3 General Unsecured Claims against WorldxChange for Distribution in accordance with Section 5.4.3 of the Plan to such WorldxChange Class 3 Creditors.

            (c) Treatment of WorldxChange Priority Claims. Subject to Section
8.3.2 of the Plan, if the WorldxChange Settlement is approved by the Bankruptcy Court at the Confirmation Hearing for the Plan, each holder of an Allowed WorldxChange Priority Claim shall receive, in full satisfaction, settlement, release, and discharge of and in exchange for such

                                     PLN-43

Allowed WorldxChange Priority Claim, (a) upon the later of (i) the Effective Date or (ii) as soon as practicable after such Claim becomes an Allowed WorldxChange Priority Claim if the date of allowance is later than the Effective Date, a Ratable Proportion of the Available Cash in the WorldxChange Estate after all Allowed WorldxChange Estate Administrative Expense Claims have been paid in full, or (b) upon such other terms as may be mutually agreed upon between such holder of an Allowed WorldxChange Priority Claims and WorldxChange or the Realization Trustee. No interest shall be paid on any Allowed WorldxChange Priority Claims. To the extent that less than the aggregate amount of $100,000 is available for Distributions to holders of Allowed WorldxChange Priority Claims on the Effective Date, any such deficiency shall be funded and allocated among the non-WorldxChange Estates in proportion to their relative share based upon the Allocation Methodology set forth in Section 8.3.2(b) and
(c).

            (d) Timely Objections Required to WorldxChange Settlement; Effect of Rejection of WorldxChange Settlement. Unless a holder of a WorldxChange Estate Administrative Expense Claim (other than such a Claim that is disallowed by an order of this Court prior to the Confirmation Date) or WorldxChange Priority Claim (other than such a Claim that is disallowed by an order of this Court prior to the Confirmation Date), as the case may be, submits a timely objection notice in writing to the Plan in accordance with the procedures set forth in the Disclosure Statement Approval Order, each such holder of any such Claims shall be deemed conclusively to have accepted the WorldxChange Settlement. To the extent that the WorldxChange Settlement is not approved as part of the Plan, the WorldxChange Estate may be forthwith converted to a case under Chapter 7 and administered as a chapter 7 liquidation, provided, however, that each of the other Estates reserves its right, if any, to enforce the Super-Priority Inter-Estate Claims allocated to such Estate in accordance with the Allocation Methodology as having priority over any Administrative Expense Claims arising in WorldxChange's chapter 7 case; provided further that the priority of the Super-Priority Inter-Estate Claims allocated to each Estate in accordance with the Allocation Methodology as having priority over any Administrative Expense Claims arising in WorldxChange's chapter 11 case shall be binding in any subsequent chapter 7 case for WorldxChange. If the WorldxChange Settlement is not approved, and the WorldxChange Chapter 11 Case is converted to a case under chapter 7 of the Bankruptcy Code, this Plan shall be automatically deemed to be amended to delete Sections 8.3.3(a), (b) and (c) of the Plan. In addition, except as expressly provided in, or referred to in, Sections 8.3.2(b) and 8.3.3(d) of the Plan, the terms and provisions of this Plan shall not affect the WorldxChange Estate and the holders of claims against such Estate.

            8.3.4 Settlement of Prepetition Intercompany Claims

            With respect to the settlement of all Intercompany Claims arising prior to the Petition Date, the following Distribution allocation shall provide a full and complete settlement of all such pre-Petition Date Intercompany Claims between the Estates, which allocation is based upon the determinations made in the Bank Account/Consolidation Orders (the "Inter-Estate Prepetition Claim Methodology"): (a) 68.98% of any Distribution to holders of Allowed General Unsecured Claims against Facilicom shall be paid to the World Access Estate for distribution to holders of Allowed General Unsecured Claims against World Access; (b) 31.59% of any Distribution to holders of Allowed General Unsecured Claims against WATG shall be paid to the Facilicom Estate for distribution to holders of Allowed General Unsecured Claims against Facilicom; and (c) 16.7% of any Distribution to holders of Allowed General Unsecured Claims

                                     PLN-44
against the against World Access shall be paid to the WATG Estate for distribution to holders of Allowed General Unsecured Claims against WATG. Other than as provided in this Section 8.3.4, no other Distribution or payments shall be made on account of pre-Petition Date Intercompany Claims.

            8.3.5 Readjustments.

            Subject to approval of the Bankruptcy Court prior to the Effective Date and consistent with the requirements of Section 1127(a) of the Bankruptcy Code, the treatment and provisions of the Inter-Estate Settlement, the WorldxChange Settlement and the Inter-Estate Prepetition Claim Methodology can be modified, in whole or in part, upon the reasonable determination of, and agreement between, (a) the Creditors' Committee (or the Realization Monitoring Committee, as the case may be), as determined by a unanimous vote of its members, and (b) the Debtors (or the Realization Trust, as the case may be).

            8.4 Continuation or Discontinuation of Businesses;

            8.4.1 Continued Existence.

            Through the Realization Trust, the members of the World Access Group shall continue in existence after the Effective Date solely for the purpose of effecting the Transfer of all assets of the World Access Group either for Cash or other consideration in such manner as will maximize the value of each of the respective Estates. Upon the Transfer of assets, the Realization Trust shall distribute the proceeds from such Transfer in accordance with the provisions of
Section V of the Plan. The Realization Trust shall complete the Transfer of such assets as soon as reasonably practicable after the Effective Date. From and after the Confirmation Date, the Realization Trust, on behalf of the members of the World Access Group, shall (a) effect the sale, Transfer or other disposition of the assets of the World Access Group as expeditiously as reasonably possible,
(b) distribute the proceeds from such Transfers in accordance with the provisions of the Plan, as expeditiously as reasonably possible, (c) reconcile Claims and resolve Disputed Claims, (d) administer the Plan, (e) file appropriate tax returns, and (f) take such other action as may be necessary or appropriate to effectuate this Plan. Subject to the review and oversight by the Realization Monitoring Committee, the Realization Trust shall have absolute discretion to pursue or not to pursue any and all claims, rights, or Causes of Action that it retains pursuant to this Plan, as it determines in the exercise of its business judgment, and shall have no liability for the outcome of its decision. The Realization Trust may incur and pay any reasonable and necessary expenses in performing the foregoing functions. As soon as practicable after the Effective Date, but subject to the completion of its duties under the Plan, the Realization Trust shall distribute all of its assets in accordance with the terms of the Plan.

            8.4.2 Periodic Distributions of Available Cash

            The Realization Trust shall make distributions as provided under the Plan from the net proceeds it obtains from the Transfers. To the extent that the Realization Trust receives consideration that is neither Cash nor Cash equivalents (and which cannot reasonably be liquidated into Cash or Cash equivalents), it shall endeavor to distribute such non-Cash consideration in such manner as to give effect to the distribution scheme contemplated under the

                                     PLN-45

Plan. To effect the foregoing, the Realization Trust shall make distributions of Available Cash on the first Business Day of each calendar quarter (each such date, a "Quarterly Distribution Date"); provided, however, that, except with respect to the final Distribution, the Realization Trust shall not make any such Distributions unless the amount of Available Cash is in excess of $1,000,000. Such distributions shall continue until the Realization Trust has Transferred all of its assets and there is no additional Available Cash for Distributions under the Plan.

            8.4.3 Discontinuation of Businesses; Liquidation and Dissolution of Members of World Access Group.

            Except as specifically provided in the Plan, each of the members of the World Access Group intend to cease operations as soon as reasonably practicable after the Effective Date. Upon the transfer of assets of the World Access Group and the Estates to the Realization Trust pursuant to this Plan and the filing by the Realization Trust of a certification to that effect with the Bankruptcy Court, each of the members of the World Access Group shall be dissolved for all purposes without the necessity for any other or further actions to be taken by or on behalf of such entities or payments to be made in connection therewith; provided, however, that each such Entity may, if it so elects, file a certificate of dissolution in such Entity's jurisdiction of incorporation. Such certificate of dissolution may be executed by the Realization Trust without the need for any action or approval by the shareholders or board of directors of any of such Entities. From and after such date of dissolution, each member of the World Access Group (i) for all purposes shall be deemed to have dissolved and withdrawn its business operations from any state or country in which it was previously conducting, or is registered or licensed to conduct, its business operations, and shall not be required to file any document, pay any sum or take any other action, in order to effectuate such withdrawal, (ii) shall be deemed to have cancelled pursuant to this Plan all of their Equity Interests, and (iii) shall not be liable, nor shall any of the Exculpated Parties be liable in any manner to any taxing authority for franchise, business, capital, license or similar taxes accruing on or after such date. As of the Effective Date, the officers of the Debtors shall be deemed terminated and the directors of the Debtors shall be deemed to have resigned. From and after the Effective Date, to the extent the bylaws, certificate of incorporation or other charter and corporate documents of any member of the World Access Group are inconsistent with the terms and provisions of the Plan, the Plan shall supersede such bylaws, certificate of incorporation, or other charter and other corporate documents, as the case may be. The dissolution of the members of the World Access Group shall not have any effect upon any of the Assigned Causes of Action that are assigned to the Realization Trust.

            8.5 Abandonment of Certain Causes of Action.

            Notwithstanding any other terms of the Plan, the Abandoned Causes of Action are hereby being abandoned by the Debtors' Estates and no person may pursue such causes of action, all of which are hereby being released.

            8.6 Cancellation of Equity Interests.

            On the Effective Date, all existing Equity Interests shall, without any further action, be cancelled, annulled and extinguished and any certificates representing such Equity Interests shall be null and void.

                                     PLN-46

            8.7 Operations of the World Access Group Between Confirmation and the Effective Date.

            The World Access Group shall continue to operate as Debtors-in-Possession during the period from the Confirmation Date through and until the Effective Date.

            8.8 Prior Plan Litigation Dismissed with Prejudice

            All prior actions and pleadings relating to the Original Chapter 11 Plan, the balloting relating to the Original Chapter 11 Plan, the claim designation motions relating thereto, along with all contested matters and avoidance actions commenced as of April 30, 2004 by R(2) in these Chapter 11 Cases, including, but not limited to, the claims objections, and the avoidance action commenced by R(2) against the members of the Committee who are holders of Senior Noteholders Claims and/or the Senior Notes Indenture Trustee, and all counterclaims and cross motions related thereto, shall be dismissed with prejudice. In addition, upon the Effective Date, each of the Creditors' Committee and R(2) shall agree to dismiss, respectively, their appeals and reconsideration motions relating to the Bankruptcy Court's Bank Account/Consolidation Orders and shall move expeditiously to seek such dismissals.

            8.9 Revesting of Assets.

            Pursuant to section 1141(b) of the Bankruptcy Code, except as otherwise provided in the Plan, the property of the Estates and the World Access Group shall revest in the Realization Trust on the Effective Date of the Plan. Subject to the terms of the Plan, from and after the Effective Date, the Realization Trust may operate its businesses and may use, acquire, and dispose of property free of any restrictions imposed under the Bankruptcy Code, the Bankruptcy Rules, and the Bankruptcy Court. As of the Effective Date, all property of the World Access Group and each of the Estates shall be free and clear of all Claims, Liens and interests, except as specifically provided in the Plan or in the Confirmation Order. Without limiting the foregoing, the Realization Trust may, without application to or approval by the Bankruptcy Court, pay Professional Fees and expenses that the Realization Trust may incur after the Effective Date.

            8.10 Creditors' Committee.

            The Creditors' Committee (a) shall cease to exist on the Effective Date, provided that the Creditors' Committee shall retain standing to appear at any hearing regarding the allowance of Professional Fees, (b) as appropriate, may interpose objections to such Professional Fees, and (c) shall be entitled to obtain reimbursement for the reasonable fees and expenses of its professionals relating to the foregoing.

            8.11 Effectuating Documents; Further Transactions.

            The Chairman of the Board of Directors, the President, the Chief Operating Officer, the Chief Executive Officer, the Chief Financial Officer, or any other appropriate officer of each of the members of the World Access Group or the Realization Trustee, as the case may be, shall be, and hereby are, authorized to execute, deliver, file, and record such contracts, instruments, releases, indentures, certificates, and other agreements or documents, and take such

                                     PLN-47
other actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan. The Secretary or Assistant Secretary of the members of the World Access Group or the Realization Trustee, as the case may be, shall be authorized to certify or attest to any of the foregoing, if necessary.

            8.12 Assumptions of Liabilities.

            The Liabilities and obligations to make the Distributions as required under Sections III, IV and V of the Plan shall be assumed by the Realization Trust, which shall have the Liability for, and obligation to make, all Distributions of Cash or other Distributions to be distributed by the Realization Trust under the Plan. The Realization Trust shall also assume all Liabilities and obligations to pay any expenses of the World Access Group in consummating the Plan and in performing its duties as set forth in the Plan.

            8.13 Distributions under the Plan.

            On the Effective Date or such later date that Distributions are required to be made on account of Allowed Claims or as soon as practicable after such date, the members of the World Access Group or the Realization Trust, as the case may be, shall make, or shall make adequate reserve for, the Distributions required to be made to all holders of Claims (whether or not Allowed) under the Plan. Cash necessary to make the Distributions required under the Plan shall be provided from the Cash held by each of the Debtors or the Realization Trust (if any) or any other source. All Distributions reserved pursuant to this Section shall be held by the Debtors or the Realization Trust, in trust, for the benefit of the holders of Claims entitled to received such Distributions. If and to the extent that holders of Allowed Claims receive payment in full of their Allowed Claims (including interest thereon), holders of Allowed Claims and Equity Interests in World Access Classes 4, 5 and 6, WATG Class 4, WATP Class 4, WorldxChange Class 4 and Facilicom Class 4 shall receive distributions of any excess Distributions in accordance with the statutory priority accorded to such holders under the Bankruptcy Code and under applicable agreements.

            8.14 Substantial Consummation.

            Substantial consummation of the Plan under section 1101(2) of the Bankruptcy Code shall not be deemed to occur, the Chapter 11 Cases shall remain open and not be deemed fully administered, and no final decree closing these Chapter 11 Cases shall be entered pursuant to section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022, until the Effective Date, at the earliest.

            8.15 Preservation of Certain Causes of Action; Defenses.

            Except as otherwise provided in the Plan, including in Sections VII (relating to the assignment of the Debtor's Assigned Causes of Action to the Realization Trust), 8.5 and 14.2 of the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Realization Trust, as successor-in-interest to the World Access Group and each of the Estates, shall retain and may enforce each Debtor's and its Estate's claims, rights, Causes of Action (including Avoidance Actions), and the Realization Trust shall retain and enforce all defenses and counterclaims to all Claims asserted against each Debtor and such Debtor's Estate, including, but not limited to,

                                     PLN-48
setoff, subordination, avoidance, recoupment and any rights under sections 502(d) and 510 of the Bankruptcy Code. Except as otherwise provided in the Plan, including in Sections 7.2(d) (relating to the assignment of the Debtor's Assigned Causes of Action to the Realization Trust), 8.5 and 14.2 of the Plan, the Realization Trust may pursue such claims, rights, Causes of Action, counterclaims and defenses, as appropriate, in accordance with the best interests of creditors, as determined by the Realization Trustee. Notwithstanding anything to the contrary herein, the Debtors' Avoidance Actions, if any, for the recovery of regular compensation (including salary and bonuses) received by the Debtors' officers and directors who were officers and directors as of the Petition Date are not being retained by, or transferred or assigned to, the Realization Trust.

            8.16 Cancellation of Existing Securities.

            On the Effective Date, except as otherwise provided for herein, (a) all securities, equity interests, notes, bonds, indentures, and other instruments or documents evidencing or creating any indebtedness, Equity Interest or obligation of any member of the World Access Group (except such notes or other instruments evidencing indebtedness or obligations of any member of the World Access Group that are Reinstated under the Plan) shall be as against each member of the World Access Group and their respective successors extinguished and canceled, and (b) the obligations of members of the World Access Group under any agreements, indentures, or certificates of designation governing any securities, equity interests, notes, bonds, indentures, and other instruments or documents evidencing or creating any indebtedness, Equity Interest or obligation of the members of the World Access Group (except such notes or other instruments evidencing indebtedness or obligations of the members of the World Access Group that are Reinstated under the Plan), as the case may be, shall be discharged

            8.17 Substantial Contribution Award to R(2)

            As a substantial contribution award under section 503(b)(3) of the Bankruptcy Code, R(2) shall be paid the following amounts (such amounts, the "R(2) Substantial Contribution Award"):

            (a) $4,160,000 payable in Cash on the Effective Date, plus

            (b) 75% of the amount by which (i) the actual aggregate Distributions made on account of $5.205 million of Senior Notes and $4.17 million of Convertible Subordinated Notes exceed (ii) $600,000, which excess amount shall be paid in Cash to R(2) on the date or dates that any applicable Distributions are made to holders of the Senior Notes and Convertible Subordinated Notes, provided, however, that the aggregate award under this subclause (b) shall not exceed $340,000;

            provided, further, that the R(2) Substantial Contribution Award shall be allocated as follows: (y) 70% shall be paid as an Administrative Expense Claim against the WATP Estate and (z) 30% shall be paid as an Administrative Expense Claim against the World Access Estate. These amounts reflect a negotiated reduction as part of a global settlement of the original request for substantial contribution made by R(2), which request was in the amount of approximately $6.6 million and reflects the actual out-of-pocket fees and reasonable expenses, or obligations for

                                     PLN-49
which R(2) remains contractually bound, incurred in these cases (as demonstrated to counsel for the Committee).

                                   SECTION IX

                          DISTRIBUTIONS UNDER THE PLAN

            9.1 Timing of Distributions.

            If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

            9.2 Delivery of Distributions.

            Subject to Bankruptcy Rule 9010, and except as otherwise provided herein, Distributions to holders of Allowed Claims shall be made at the address of each of such holders as set forth in the Schedules filed with the Bankruptcy Court unless superseded by the address set forth on proofs of Claim filed by such holders (or at the last known address of such holders if no proof of Claim is filed or if the Debtors have been notified in writing of a change of address). If any Distribution to any holder of an Allowed Unsecured Claim is returned as undeliverable, the Debtor (or its successor-in-interest) making such Distribution shall use reasonable efforts to determine the current address of such holder, but no Distribution to any such holder shall be made unless and until such Debtor (or successor-in-interest) has determined the then current address of such holder, at which time such Distribution to such holder shall be made to such holder without interest. Amounts in respect of any undeliverable Distributions made through the Realization Trust shall be returned to and held, in trust, by the Realization Trust until such Distributions are claimed. Cash, available Cash and other Distributions that are not claimed by the expiration of the later of one year from the Effective Date or one year form the date such Claim becomes an Allowed Claim, shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code and shall revest in the Realization Trust (and, shall be subject to redistribution, as appropriate, in accordance with the provisions of Section V of the Plan). After the expiration of the one year period referenced in the two preceding sentences, the claim of any holder to such Distributions shall be discharged and forever barred. Nothing contained in the Plan shall require the World Access Group or the Realization Trust to attempt to locate any holder of an Allowed Claim.

            9.3 Record Date for Distributions.

            Except as otherwise provided in a Final Order that is not subject to any stay, the transferees of Claims that are transferred pursuant to Bankruptcy Rule 3001 on or prior to the Record Date will be treated as the holders of such Claims for all purposes, notwithstanding that any period provided by Bankruptcy Rule 3001 for objecting to such transfer has not expired by the Record Date.

                                     PLN-50

            9.4 Time Bar to Cash Payments by Check.

            Checks issued by any member of the World Access Group or the Realization Trust on account of Allowed Claims shall be null and void if not negotiated within ninety (90) days after the date of issuance thereof. Requests for reissuance of any check shall be made in writing directly to the Realization Trust by the holder of the Allowed Claim with respect to which such check originally was issued on or before the later of the first anniversary of the Effective Date and the first anniversary of the date on which the Claim at issue became an Allowed Claim. After such dates, all Claims in respect of void checks shall be discharged and forever barred, and the proceeds of such checks shall revest in and become the property of the Realization Trust and subject to redistribution, as appropriate, in accordance with the provisions of Section V of the Plan.

            9.5 Manner of Cash Payments Under the Plan.

            Cash payments made pursuant to the Plan shall be in United States dollars by checks drawn on a domestic bank selected by the Realization Trust or by wire transfer from a domestic bank, at the option of the Realization Trust, as the case may be.

            9.6 Disputed Claims Reserves.

            On the Effective Date or such later date that Distributions are required to be made on account of Allowed Claims, and after making all Distributions required to be made on any such date under the Plan, the Realization Trust shall establish a separate Disputed Claims Reserve for each of the Classes, each of which Disputed Claims Reserves shall be administered by the Realization Trust. The Realization Trust shall reserve the Ratable Proportion of all Cash, Available Cash or other Distributions allocated for each Disputed Claim, or such amount as may be agreed by the holder of such Claim and the Realization Trust (or, prior to the Effective Date, the Debtor) liable on such Claim, or as may otherwise be determined by order of the Bankruptcy Court. All Cash, Available Cash or other Distributions, as applicable, allocable to the relevant Class hereunder shall be distributed by the Realization Trust to the relevant Disputed Claims Reserve on the Effective Date or such later date that Distributions are required to be made on account of Allowed Claims. Each Disputed Claims Reserve shall be closed and extinguished by the Realization Trust upon its determination that all Distributions and other dispositions of Cash, Available Cash or other Distributions required to be made under the Plan have been made in accordance with the terms of the Plan. Upon closure of a Disputed Claims Reserve, all Cash (including any Cash Investment Yield), Available Cash and other Distributions held in such Disputed Claims Reserve shall be subject to redistribution, as appropriate, in accordance with the provisions of Section V of the Plan.

            9.7 Limitations upon Funding of Disputed Claims Reserves.

            The Realization Trust shall fund each Disputed Claims Reserve relating to the Claims against each Estate from the assets it holds on account of such Estate and the Realization Trust shall have no duty to fund, and shall be barred from funding absent an order from the Bankruptcy Court, such Disputed Claims Reserves from the assets that it holds on account of any other Estate.

                                     PLN-51

            9.8 Tax Requirements for Income Generated by Disputed Claims
Reserves.

            The Realization Trust shall pay, or cause to be paid, out of the funds held in any of its Disputed Claims Reserves, any tax imposed by any federal, state or local taxing authority on the income generated by the funds or property held in such Disputed Claims Reserve. The Realization Trust shall file, or cause to be filed, any tax or information return related to its Disputed Claims Reserves that is required by any federal, state or local taxing authority.

            9.9 Estimation of Claims.

            Any of the Debtors and the Realization Trust may, at any time, request that the Bankruptcy Court estimate any contingent or unliquidated Claim for which any of the Debtors is liable under the Plan, including any Claim for taxes, to the extent permitted by section 502(c) of the Bankruptcy Code regardless of whether the World Access Group or the Realization Trust have previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any contingent or unliquidated Claim, that estimated amount will constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors or the Realization Trust may elect to pursue supplemental proceedings to object to any ultimate allowance of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently compromised, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.

            9.10 Fractional Cents.

            Notwithstanding any other provision of the Plan to the contrary, no payment of fractional cents shall be made pursuant to the Plan. Whenever any payment of a fraction of a cent under the Plan would otherwise be required, the actual Distribution made shall reflect a rounding of such fraction to the nearest whole penny (up or down), with half cents or more being rounded up and fractions less than half of a cent being rounded down.

            9.11 De Minimis Distributions.

            Notwithstanding anything to the contrary contained in the Plan, the Realization Trust shall not be required to distribute, and shall not distribute, Cash to the holder of an Allowed Claim if the amount of Cash to be distributed on account of such Claim is less than $25. Any holder of an Allowed Claim on account of which the amount of Cash to be distributed is less than $25 shall have such Claim discharged and shall be forever barred from asserting any such Claim against the Debtors, the Realization Trust or their respective property. Any Cash not distributed pursuant to this provision shall be the property of the Realization Trust, free of any restrictions thereon.

                                     PLN-52

            9.12 Interest on Claims.

            Except as specifically provided for in the Plan or the Confirmation Order, interest shall not accrue on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim. Interest shall not accrue or be paid on any Disputed Claim in respect of the period from the Petition Date to the date a final Distribution is made thereon if and after such Disputed Claim becomes an Allowed Claim. Except as expressly provided herein, no Prepetition Claim shall be Allowed to the extent that it is for postpetition interest or other similar charges.

            9.13 No Distribution in Excess of Allowed Amount of Claim.

            Notwithstanding anything to the contrary herein, no holder of an Allowed Claim shall receive in respect of such Claim any Distribution in excess of the Allowed Amount of such Claim.

            9.14 Ordinary Course Liabilities.

            Except as specifically provided for in the Plan, holders of Claims against any Debtor (other than Claims for Professional Fees) based on Liabilities incurred after the Petition Date in the ordinary course of the Debtors' businesses shall not be required to file any request for payment of such Claims. Such Claims shall be assumed and paid by such Debtor or the Realization Trust from assets held for the benefit of such Debtor's Estate, as the case may be, in the ordinary course of business, in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to, the transaction underlying such Claims, without any further action by the holders of such Claims.

            9.15 Setoffs.

            Except as otherwise provided in the Plan, each Debtor or the Realization Trust, as the case may be, may, but shall not be required to, set off against any Claim and the Distributions to be made pursuant to the Plan in respect of such Claim, any Claims of any nature whatsoever that such Debtor may have against the holder of such Claim, but neither the failure to do so nor the allowance of any Claim under the Plan shall constitute a waiver or release by any Debtor or the Realization Trust of any right of setoff any of them may have against the holder of such Claim.

            9.16 Payment of Taxes on Distributions Received Pursuant to Plan.

            All Persons and Entities that receive Distributions under the Plan shall be responsible for reporting and paying, as applicable, taxes on account of such Distributions.

                                     PLN-53

                                    SECTION X

                         DISPUTED CLAIMS UNDER THE PLAN

            10.1 Objection Deadline.

            As soon as practicable, but in no event later than six (6) months after the Effective Date, unless otherwise ordered by the Bankruptcy Court, objections to Claims shall be filed with the Bankruptcy Court and served upon the holders of each such Claim to which objections are made.

            10.2 Prosecution of Objections after the Effective Date.

            On and after the Effective Date, except as to applications for allowances of Professional Fees or as otherwise ordered by the Bankruptcy Court, the filing, litigation, settlement, or withdrawal of all objections to Claims, including pending objections, shall be the responsibility of the Realization Trust. Any Claim, other than a Claim for Professional Fees, that is not an Allowed Claim shall be determined, resolved, or litigated by the Realization Trust. Prior to the Effective Date, the filing, litigation, settlement, or withdrawal of all objections shall be the responsibility of the Debtors.

            10.3 No Distributions Pending Allowance.

            Notwithstanding any other provision of the Plan, if any portion of a Claim is a Disputed Claim, no payment or Distribution provided hereunder shall be made on account of the portion of such Claim that is a Disputed Claim unless and until such Disputed Claim becomes an Allowed Claim, but the payment or Distribution provided hereunder shall be made on account of the portion of such Claim or Equity Interest that is an Allowed Claim.

            10.4 Withholding of Allocated Distributions.

            The Realization Trust shall withhold from the property to be distributed under the Plan, and place in trust for the benefit of holders of Disputed Claims, Distributions in an amount sufficient to be distributed on account of such Disputed Claims, which Distributions shall be deposited in the applicable Disputed Claims Reserve.

            10.5 Distribution When a Disputed Claim Becomes an Allowed Claim.

            Distributions to each holder of a Disputed Claim, to the extent that such Claim ultimately becomes an Allowed Claim (and to the extent that the holder of such Claim has not received prior Distributions on account of such Claim), shall be made in accordance with the provisions of the Plan governing the Class of Claims in which such Claim is classified.

                                     PLN-54

                                   SECTION XI

             EXECUTORY CONTRACTS AND UNEXPIRED LEASES UNDER THE PLAN

            11.1 All Executory Contracts and Unexpired Leases Rejected if Not Listed on Assumption/Assignment Schedule.

            Except as otherwise provided in the Plan or pursuant to a Final Order approving the assumption of any executory contract or unexpired lease, effective as of the Effective Date, all executory contracts and unexpired leases of the Debtors not expressly assumed by the Debtors with Bankruptcy Court approval on or prior to the Effective Date, not subject to a motion to assume pending as of the Effective Date, or not specifically listed on the Assumption/Assignment Schedule shall be deemed to be automatically rejected as of the Confirmation Date. The Confirmation Order shall constitute an order of the Bankruptcy Court approving such rejections pursuant to section 365(a) of the Bankruptcy Code as of the Confirmation Date.

            11.2 Assumed Executory Contracts and Unexpired Leases.

            All executory contracts and unexpired leases of the Debtors specifically listed on the Assumption/Assignment Schedule shall be deemed automatically assumed by the Debtor that is a party thereto upon the Effective Date. The Confirmation Order shall constitute an order of the Bankruptcy Court approving such assumptions pursuant to section 365(a) of the Bankruptcy Code. The Debtors may at any time on or before the Effective Date (or, with respect to any executory contracts and unexpired leases for which there is a dispute regarding the nature or the amount of any Cure, at any time on or before the date of the entry of a Final Order resolving such dispute) amend the Assumption/Assignment Schedule to delete therefrom or add thereto any executory contract or unexpired lease, in which event such executory contract or unexpired lease shall be deemed to be rejected or assumed, respectively, as of the Effective Date. The Debtors shall provide notice of any amendments to the Assumption/Assignment Schedule to the parties to the executory contracts or unexpired leases affected thereby, counsel to the Creditors' Committee, and to parties who have requested notice pursuant to Bankruptcy Rule 2002. The fact that any contract or lease is listed on the Assumption/Assignment Schedule shall not constitute or be construed to constitute an admission that such contract or lease is an executory contract or unexpired lease within the meaning of section 365 of the Bankruptcy Code or that the Debtors or any successor in interest to the Debtors has any liability thereunder. Each assumed executory contract and unexpired lease of the Debtors that relates to the use or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vaults, tunnel or bridge agreements, or franchises, and any other interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to a Final Order.

                                     PLN-55

            11.3 Payments Related to Assumption of Executory Contracts and Unexpired Leases.

            Any monetary amounts by which each executory contract and unexpired lease to be assumed under the Plan may be in default shall be satisfied by Cure, under section 365(b)(l) of the Bankruptcy Code. In the event of a dispute regarding (a) the nature or the amount of any Cure, (b) the ability of the Realization Trust to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (c) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order resolving the dispute.

            11.4 Bar Date for Rejection Damages.

            If the rejection by the World Access Group, pursuant to the Plan, of an executory contract or unexpired lease results in a Claim or Administrative Expense Claim, then such Claim or Administrative Expense Claim shall be discharged and barred forever and shall not be enforceable against the members of the World Access Group or the Realization Trust or any of their property or Estates, unless a proof of Claim or proof of Administrative Expense Claim is filed with the clerk of the Bankruptcy Court and served upon counsel to the World Access Group and counsel for the Creditors' Committee within thirty (30) days after the earlier to occur of (a) the Confirmation Date and (b) notice to any affected parties of the entry of an order by the Bankruptcy Court authorizing rejection of the subject executory contract or lease.

            11.5 Retiree Benefits.

            Payments, if any, due to any person for the purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under any plan, fund, or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by the World Access Group prior to the Petition Date shall be continued for the duration of the period the World Access Group is obligated to provide such benefits, provided, however, that the Realization Trust reserves its rights to modify such benefits to the extent permitted under applicable law.

            11.6 Preservation of Insurance.

            The provisions of the Plan shall not diminish or impair the enforceability of any policy of insurance, including, without limitation, the D&O Policies, that may cover Claims or claims against the Debtors or any other Person.

            11.7 Indemnification.

            The obligations of the Debtors to indemnify present and former officers and directors pursuant to the Debtors' Articles of Incorporation, by-laws, applicable state laws, or contracts or agreements shall survive after the Effective Date, to the extent permitted by law, shall remain unaffected by the Plan (subject to the provisions below), and shall not be discharged by Confirmation of the Plan; subject to the following: (a) this section 11.7 shall not expand or enlarge the amount of, or alter or expand the priority of, any such indemnification Claims; (b) to

                                     PLN-56
the extent that any such claim for indemnification is an Unsecured Claim, such Claim shall remain an Unsecured Claim and shall not possess priority or Administrative Expense Claim status due to this Section 11.7 of the Plan; (c) to the extent that any such Claim is an Allowed Claim, such Claim must be treated as follows: (i) it shall be treated in accordance with Section V (to the extent such Claim is an Unsecured Claim), or (ii) it shall be treated in accordance with Section III (to the extent such Claim possesses priority status or is an Administrative Expense Claim); (d) to the extent that no proof of claim was filed relating to any such Claim, this provision shall not render such Claim timely filed, and (d) this section 11.8 shall not impair, limit or abridge the rights of the Realization Trust to object to the amount, priority or timeliness (i.e., whether filed within any applicable bar date) of any such indemnification claim.

                                   SECTION XII

      CONDITIONS PRECEDENT TO THE CONFIRMATION DATE AND THE EFFECTIVE DATE

            12.1 Conditions Precedent to the Confirmation of the Plan.

            The following are conditions precedent to confirmation of the Plan that must be satisfied, unless waived in accordance with Section 12.3 of the
Plan:

            (a) Entry of the Confirmation Order. The Confirmation Order shall be in form and substance acceptable to the World Access Group and the Creditors' Committee and shall, among other things:

            (i) decree that the assets of the Realization Trust shall be free and clear of all Claims, Liens and encumbrances;

            (ii) decree that the Confirmation Order shall supersede any Bankruptcy Court orders issued prior to the Confirmation Date that may be inconsistent with the Confirmation Order;

            (iii) decree that all transfers of assets of the World Access Group contemplated under the Plan shall be free and clear of all Claims, Liens and all encumbrances against such assets and equity;

            (iv) authorize the implementation of the Plan in accordance with its terms;

            (v) provide that any transfers effected or mortgages entered into or to be effected or entered into under the Plan shall be and are exempt from any state, city or other municipality transfer taxes, mortgage recording taxes and any other stamp or similar tax under section 1146(c) of the Bankruptcy Code;

            (vi) approve the Inter-Estate Settlement, the WorldxChange Settlement (in whole or to the extent provided in Section 8.3.3(d)) and the other settlements, transactions and agreements to be effected pursuant to the Plan in all respects;

                                     PLN-57

            (vii) provide that the transfers of property by the World Access Group to the Realization Trust (A) are or shall be legal, valid, and effective transfers of property, (B) vest or shall vest Realization Trust with good title to such property free and clear of all Liens, Claims, encumbrances, and interests, except as expressly provided in the Plan or Confirmation Order, (C) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable bankruptcy or non-bankruptcy law, and (D) except as expressly provided in the Plan, do not and shall not subject Realization Trust to any liability by reason of such transfer under the Bankruptcy Code or under applicable non-bankruptcy law, including, without limitation, any laws affecting successor or transferee liability;

            (viii) determine that any objection, not previously withdrawn or settled, to the adequacy of the information contained in the Disclosure Statement is overruled, and that the information contained in the Disclosure Statement was adequate for the purpose of soliciting votes for acceptance of the Plan;

            (ix) find that the Plan complies with all applicable provisions of the Bankruptcy Code, including, without limitation, that the Plan was proposed in good faith and that the Confirmation Order was not procured by fraud;

            (x) provide that all Equity Interests shall be extinguished and cancelled effective upon the Effective Date; and

            (xi) determine that the treatment of Securities Laws Claims as provided in the Plan are approved and authorized in all respects, effective as of the Effective Date, and that such resolutions are valid, appropriate and in the best interests of the Estates.

            (b) Finality of Disclosure Statement Approval Order. The Disclosure Statement Approval Order shall have been entered and be a Final Order.

            (c) Limitation on Amount of Administrative Expense Claims. Each of the following conditions have been satisfied:

            (i) As of such date, the aggregate amount of Allowed Administrative Expense Claims and Allowed Priority Tax Claims against all of the Debtors' Estates (but excluding the WorldxChange Estate), but also excluding all such amounts actually paid prior to January 1, 2004, shall not exceed $22 million;

            (ii) As of the Effective Date, as set forth in the Spreadsheets, for each of the World Access Estate, the WATP Estate and the Facilicom Estates, if (a) the actual amount (or, in lieu thereof, the maximum estimated amount) of the "Total Administrative Claims" (but excluding any Priority Tax Claims) for such estate; exceeds (or in the case of a credit, is less than), (b) the amount of the "Total Administrative Claims" (after deducting the Priority Tax Claims) for such Estate; as listed in the Spreadsheets (the "Estimated Administrative Amount"); then such change shall not be more than 10% of the value of the Estimated Administrative Amount for such Estate.

                                     PLN-58

            (d) Deadline. The confirmation date for the Plan shall occur on or before September 30,2004.

            12.2 Conditions Precedent to the Effective Date of the Plan.

            The Plan shall not become effective and the Effective Date shall not occur unless and until the following conditions shall have been satisfied or waived in accordance with Section 12.3 of the Plan:

            (a) Confirmation Order. The Confirmation Date shall have occurred and the Confirmation Order shall have been signed by the judge presiding over the Chapter 11 Cases, and shall have become a Final Order.

            (b) Conditions to the Confirmation Date Remain Satisfied. All conditions precedent to the Confirmation Date shall have been satisfied and shall continue to be satisfied.

            (c) Execution of Documents. All actions, documents and agreements necessary to implement the provisions of the Plan to be effectuated on or prior to the Effective Date shall be reasonably satisfactory to the World Access Group and the Creditors' Committee and such actions, documents and agreements shall have been effected or executed and delivered.

            (d) Deadline. The Effective Date of such Plan shall occur on or before October 11, 2004.

            12.3 Waiver of Conditions Precedent.

            Each of the conditions precedent in Sections 12.1 and 12.2 of the Plan may be waived or modified, in whole or in part, upon agreement by the Creditors' Committee. Any such waiver or modification of a condition precedent in Sections 12.1 and 12.2 of the Plan may be effected at any time, without notice, without leave or order of the Bankruptcy Court and without any other formal action.

            12.4 Effect of Failure or Absence of Waiver of Conditions Precedent to the Effective Date of the Plan.

            In the event that one or more of the conditions specified in Section
12.2 of the Plan have not occurred (or been waived), upon notification submitted by the Creditors' Committee to the Bankruptcy Court, (a) the Confirmation Order, automatically and without further order of the Bankruptcy Court, shall be, and shall be deemed, vacated, null and void, with no force or legal effect whatsoever, (b) no distributions under the Plan shall be made, (c) all property of the Estates shall revest in the Debtors' Estates, (d) the Debtors and all holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date never occurred and (e) the Debtors' obligations with respect to the Claims and Equity Interests shall remain unchanged and nothing contained herein shall constitute or be deemed a waiver or release of any Claims or Equity Interests by or against the Debtors or any other Person or entity or to prejudice in any manner the rights of the Debtors or any Person or entity in any further proceedings involving the Debtors.

                                     PLN-59

                                   SECTION XIII

                EFFECT OF CONFIRMATION; INJUNCTIONS AND RELEASES

            13.1 Realization Trust's Authority.

            Until the Effective Date, the Bankruptcy Court shall retain custody and jurisdiction of the Debtors, their properties, interests in property and operations. On the Effective Date, the Realization Trust, its properties and interests in property and operations (other than Cash and Available Cash to be distributed pursuant to the Plan, which, to the extent not distributed by the Debtors, shall be held in trust by the Realization Trust) shall be released from the custody and jurisdiction of the Bankruptcy Court, except as provided in
Section 15.1 of the Plan.

            13.2 Vesting and Liens.

            On the Effective Date, all property of the Debtors will be vested in the Realization Trust free and clear of all Liens (except as provided otherwise under the terms of the Plan).

            13.3 Term of Injunctions or Stays.

            Unless otherwise provided herein or in the Confirmation Older, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

            13.4 Injunction Against Asserting Claims or Interests.

            On and after the Effective Date, all Persons and Entities are permanently enjoined from commencing or continuing in any manner any action or proceeding (whether directly, indirectly, derivatively or otherwise) on account of or in respect of any Claim, debt, right or cause of action of the Debtors for which the Debtors or the Realization Trust, as the case may be, retain sole and exclusive authority to pursue in accordance with Section 8.15 of the Plan.

            13.5 Injunction Against Interference with Plan.

            Upon the entry of the Confirmation Order, all holders of Claims and Equity Interests and other parties in interest, along with their respective present or former employees, agents, officers, directors or principals, shall be enjoined from taking any actions to interfere with the implementation or consummation of this Plan.

            13.6 Limited Release of Exculpated Parties by Persons Accepting Distributions Under the Plan.

            EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED FOR BY THE PLAN AND WITH RESPECT TO THE PENDING D&O ACTIONS, ANY PERSON ACCEPTING ANY DISTRIBUTION PURSUANT TO THE PLAN SHALL BE PRESUMED CONCLUSIVELY TO HAVE RELEASED THE EXCULPATED PARTIES FROM ANY CLAIM (INCLUDING DERIVATIVE CLAIMS), OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF

                                     PLN-60

ACTION AND LIABILITIES (OTHER THAN THE RIGHT TO ENFORCE THE DEBTORS' OR THE REALIZATION TRUST'S OBLIGATIONS UNDER THE PLAN AND THE CONTRACTS, INSTRUMENTS, RELEASES, AGREEMENTS AND DOCUMENTS DELIVERED THEREUNDER OR CONTRACTS ASSUMED BY THE DEBTORS IN CONNECTION THEREWITH), WHETHER LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING IN LAW, EQUITY OR OTHERWISE, THAT ARE BASED ON, ARISING FROM, OR IN ANY WAY CONNECTED WITH (A) THE SAME SUBJECT MATTER AS THE CLAIM OR EQUITY INTEREST ON WHICH THE DISTRIBUTION IS RECEIVED, (B) THE CHAPTER 11 CASES, (C) THE PLAN, (D) THE NEGOTIATION, FORMULATION AND PREPARATION OF THE PLAN AND ANY OF THE TERMS, SETTLEMENTS AND COMPROMISES REFLECTED IN THE PLAN. THE RELEASE DESCRIBED IN THE PRECEDING SENTENCE SHALL BE ENFORCEABLE AS A MATTER OF CONTRACT LAW AGAINST ANY PERSON OR ENTITY THAT ACCEPTS ANY DISTRIBUTION PURSUANT TO THE PLAN. NOTWITHSTANDING THE FOREGOING, THE FOREGOING SHALL NOT EFFECT A RELEASE OR AFFECT IN ANY MANNER THE CLAIMS ASSERTED IN THE PENDING D&O ACTIONS AGAINST THE DEBTORS' DIRECTORS OR OFFICERS.

            13.7 Injunction.

            The satisfaction, release and/or exculpation pursuant to Sections XIII and XIV of the Plan shall also act as an injunction against any Person or Entity commencing or continuing any action, employment of process, or act to collect, offset, or recover any Claim or Cause of Action satisfied, released, or exculpated under the Plan b the fullest extent authorized or provided by the Bankruptcy Code, including, without limitation, to the extent provided for or authorized by sections 524 and 1141 thereof.

                                   SECTION XIV

                        TRANSFER OF CLAIMS; EXCULPATION

            14.1 Avoidance and Recovery Actions.

            In accordance with, and subject to, Section VII of the Plan, each of the Assigned Causes of Action that belong to or could have been raised by or on behalf of any Debtor or Debtor-in-Possession or its Estate, have been transferred and assigned to the Realization Trust for the benefit of such Debtor's Estate. The Realization Trust, as the successor to each Debtor, shall retain and may prosecute any of the foregoing as a defense or counterclaim to any Claim, Counterclaim or action, including, but not limited to, any rights under section 502(d) of the Bankruptcy Code.

            14.2 Exculpation.

            None of the Debtors, the Realization Trust, or any of the Exculpated Parties (but solely in their capacities as Exculpated Parties) shall have or incur any liability to any holder of a Claim or Equity Interest, or to the Realization Trust, for any act or omission in connection with, related to, or arising out of, (a) the Chapter 11 Cases and any and all actions, inaction, decisions, motions, pleadings, statements and other filings made in connection therewith, (b) the pursuit of confirmation of the Plan, (c) the administration of the Plan or the property to be distributed under the Plan, (d) the Plan, the Disclosure Statement or any Exhibit, contract, instrument, release or other agreement or document created or entered into in connection therewith, (e) the negotiation,

                                     PLN-61
formulation, preparation, solicitation, dissemination, implementation, confirmation or consummation of the Plan and any of the terms, settlements and compromises reflected in the Plan, except (with respect to each of the foregoing) for acts that are ultra vires or for gross negligence or willful misconduct, and, in all respects, the Debtors, the Realization Trust, and each of the Exculpated Parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan. The Realization Trust shall indemnify and hold harmless the Exculpated Parties for the reasonable attorneys' fees, costs or expenses incurred by such Exculpated Parties in connection with enforcement of this Section 14.2.

                                   SECTION XV

                           RETENTION OF JURISDICTION

            15.1 Retention of Jurisdiction

            The Bankruptcy Court may retain jurisdiction, and if the Bankruptcy Court exercises its retained jurisdiction, shall have exclusive jurisdiction, of all matters arising out of, and relating to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

            (i) To hear and determine pending motions for the assumption or rejection of executory contracts or unexpired leases, if any are pending, and the allowance of Claims resulting therefrom;

            (ii) To determine any and all adversary proceedings, applications and contested matters;

            (iii) To consider and rule on the compromise and settlement of any Claim against or Cause of Action on behalf of any Debtor or its Estate;

            (iv) To ensure that Distributions to holders of Allowed Claims and Allowed Equity Interests are accomplished as provided herein;

            (v) To hear and determine any timely objections to Administrative Expense Claims or to proofs of Claim and Equity Interests filed, both before and after the Confirmation Date, including any objections to the classification of any Claim or Equity Interest, and to Allow or Disallow any Disputed Claim or Disputed Equity Interest, in whole or in part;

            (vi) To hear and determine any and all applications for the allowance of Professional Fees;

            (vii) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

            (viii) To issue such orders in aid of execution of the Plan, in accordance with section 1142 of the Bankruptcy Code;

                                     PLN-62

            (ix) To consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in the Plan, including any exhibit thereto, or in any order of the Bankruptcy Court, including the Confirmation Order, as may be necessary to carry out the purposes and intent of the Plan and to implement and effectuate the Plan;

            (x) To hear and determine all applications for awards of compensation for services rendered and reimbursement of expenses relating to implementation and effectuation of the Plan;

            (xi) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan, including, but not limited to, disputes relating to the Plan Transactions;

            (xii) To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

            (xiii) To compel the conveyance of property and other performance contemplated under the Plan and documents executed in connection herewith;

            (xiv) To enforce remedies upon any default under the Plan;

            (xv) To enforce, interpret and determine any disputes arising in connection with any orders, stipulations, judgments and rulings entered in connection with the Chapter 11 Cases (whether or not the Chapter 11 Cases have been closed);

            (xvi) To resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation or enforcement of the Plan, or any Person's or Entity's obligations incurred in connection herewith;

            (xvii) To determine any other matters that may arise in connection with or relate to the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release, indenture or other agreement or document created in connection with the Plan (including, but not limited to, the Plan Supplement) or the Disclosure Statement;

            (xviii) To issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Person or Entity with the occurrence of the Effective Date or enforcement of the Plan;

            (xix) To issue such orders as may be necessary or appropriate in aid of confirmation and/or to facilitate consummation of the Plan;

            (xx) To determine such other matters as may be provided for in the Confirmation Order or other orders of the Bankruptcy Court as may be authorized under the provisions of the Bankruptcy Code or any other applicable law;

            (xxi) To hear and determine (a) all motions, applications, adversary proceedings, and contested and litigated matters pending on the Effective Date, and (b) all claims by or against any member of the World Access Group arising under the

                                     PLN-63

      Bankruptcy Code or non-bankruptcy law, if made applicable by the Bankruptcy Code, whether such claims are commenced before or after the Effective Date;

            (xxii) To hear any other matter not inconsistent with the Bankruptcy Code; and

            (xxiii) To enter a final decree closing the Chapter 11 Cases.

            15.2 Modification of the Plan.

            (a) The Creditors' Committee and the World Access Group, acting consensually, may alter, amend, or modify the Plan or any Exhibits thereto under section 1127(a) of the Bankruptcy Code at any time prior to the Confirmation Date. The Creditors' Committee and the World Access Group shall provide parties-in-interest with notice of such amendments or modifications as may be required by the Bankruptcy Rules or order of the Bankruptcy Court. A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended, modified or clarified, if the proposed alteration, amendment, modification or clarification does not materially and adversely change the treatment of the Claim of such holder.

            (b) After the Confirmation Date and prior to substantial consummation (as defined in section 1101(2) of the Bankruptcy Code) of the Plan, any of the Realization Trust, the Realization Monitoring Committee or the Creditors' Committee, as the case may be, may, under section 1127(b) of the Bankruptcy Code, institute proceedings in the Bankruptcy Court to remedy any defect or omission or to reconcile any inconsistencies in the Plan, the Disclosure Statement approved with respect to the Plan, or the Confirmation Order, and such matters as may be necessary to carry out the purpose and effect of the Plan so long as such proceedings do not adversely affect the treatment of holders of Claims or holders of Equity Interests under the Plan; provided, however, that, to the extent required, prior notice of such proceedings shall be served in accordance with the Bankruptcy Rules or an order of the Bankruptcy Court. A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended, modified or clarified, if the proposed alteration, amendment, modification or clarification does not materially and adversely change the treatment of the Claim of such holder.

                                   SECTION XVI

                            MISCELLANEOUS PROVISIONS

            16.1 Payment of Statutory Fees.

            All fees payable pursuant to section 1930, title 28, United States Code, shall be paid on the Effective Date.

                                     PLN-64

            16.2 Role of Certain Indenture Trustees; Certain Expenses of Indenture Trustees and Ad Hoc Committee.

            16.2.1 Role of Senior Notes Indenture Trustee; Certain Fees and Expenses of Senior Notes Indenture Trustee.

            Notwithstanding any other provision in this Plan, as soon as practicable after the Record Date, the Senior Notes Indenture Trustee shall provide to the World Access Group a list setting forth the identities of record holders of any Senior Notes and such other information that the World Access Group and the Creditors' Committee may require to effect such Distributions to holders of such Claims. In satisfaction of its obligations to make distributions to holders of Senior Notes, the Realization Trust shall deliver the Distributions reserved for holders of Senior Notes to the Senior Notes Indenture Trustee. Notwithstanding any other provision in this Plan, subject to the terms of the Senior Notes Indenture, including the indemnity, charging lien and priority rights of the Senior Notes Indenture Trustee, all of which shall survive the Effective Date' solely as between the Senior Notes Indenture Trustee and the Senior Noteholders, the Senior Notes Indenture Trustee shall deliver, subject to the right of the Senior Notes Indenture Trustee to assert its charging lien against the Distributions, such Distributions to record holders of the Senior Notes. The reasonable fees and expenses of the Senior Notes Indenture Trustee, in accordance with customary charges, including reasonable legal fees and expenses, incurred during these Chapter 11 Cases or with respect to the Distributions shall be deemed Allowed Administrative Expense Claims pursuant to section 503(b) of the Bankruptcy Code upon entry of the Confirmation Order. Except as expressly set forth in this Section 16.2.1 of the Plan, the Senior Notes Indenture, any related agreements or documents and the Senior Notes, shall be deemed automatically terminated and cancelled and the obligations of the Senior Notes Indenture Trustee thereunder shall be discharged on the Effective Date, provided, however, that the Senior Notes and the Senior Notes Indenture shall continue in effect solely for the purposes of (i) allowing the Senior Noteholders to receive their Distributions hereunder, (ii) allowing the Senior Notes Indenture Trustee to make the Distributions, if any, to be made on account of the Senior Notes, (iii) permitting the Senior Notes Indenture Trustee to assert its charging lien against such Distributions for payment of its fees and expenses. Upon completion of all such Distributions to the Senior Noteholders, any remaining existence of the Senior Notes Indenture, any related agreements or documents, and the Senior Notes shall be terminated and cancelled and any remaining obligations of the Senior Notes Indenture Trustee shall be discharged.

            16.2.2 Role of Convertible Subordinated Notes Indenture Trustee; Certain Fees and Expenses of Convertible Subordinated Notes Indenture Trustee.

            Notwithstanding any other provision in this Plan, as soon as practicable after the Record Date, the Convertible Subordinated Notes Indenture Trustee shall provide to the World Access Group a list setting forth the identities of record holders of any Convertible Subordinated Noteholders' Claims and such other information that the World Access Group and the Creditors' Committee may require to effect such Distributions to holders of such Claims. In satisfaction of its obligations to make distributions to holders of Convertible Subordinated Notes, the Realization Trust shall deliver the Distributions reserved for holders of Convertible Subordinated Notes to the Convertible Subordinated Notes Indenture Trustee. 'Notwithstanding any other provision in this Plan, subject to the terms of the Convertible Subordinated Notes Indenture,

                                     PLN-65
including the indemnity, charging lien and priority rights of the Convertible Subordinated Notes Indenture Trustee, all of which shall survive the Effective Date' solely as between the Convertible Subordinated Notes Indenture Trustee and the Convertible Subordinated Noteholders, the Convertible Subordinated Notes Indenture Trustee shall deliver, subject to the right of the Convertible Subordinated Notes Indenture Trustee to assert its charging lien against the Distributions, such Distributions to record holders of the Convertible Subordinated Notes. The reasonable fees and expenses of the Convertible Subordinated Notes Indenture Trustee, in accordance with customary charges, including reasonable legal fees and expenses, incurred during these Chapter 11 Cases or with respect to the Distributions shall be deemed Allowed Administrative Expense Claims pursuant to section 503(b) of the Bankruptcy Code upon entry of the Confirmation Order. Except as expressly set forth in this
Section 16.2.2 of the Plan, the Convertible Subordinated Notes Indenture, any related agreements or documents and the Convertible Subordinated Notes, shall be deemed automatically terminated and cancelled and the obligations of the Convertible Subordinated Notes Indenture Trustee thereunder shall be discharged on the Effective Date, provided, however, that the Convertible Subordinated Notes and the Convertible Subordinated Indenture shall continue in effect solely for the purposes of (i) allowing the Convertible Subordinated Noteholders to receive their Distributions hereunder, (ii) allowing the Convertible Subordinated Notes Indenture Trustee to make the Distributions, if any, to be made on account of the Convertible Subordinated Notes, (iii) permitting the Convertible Subordinated Notes Indenture Trustee to assert its charging lien against such Distributions for payment of its fees and expenses. Upon completion of all such Distributions to the Convertible Subordinated Noteholders, any remaining existence of the Convertible Subordinated Notes Indenture, any related agreements or documents, and the Convertible Subordinated Notes shall be terminated and cancelled and any remaining obligations of the Convertible Subordinated Notes Indenture Trustee shall be discharged.

            16.3 Impact of Exculpation upon the Securities and Exchange Commission.

            Notwithstanding any other provision in this Plan, the exculpation provided under Section 14.2 of the Plan, shall not affect any claims (as defined in section 101 of the Bankruptcy Code) or causes of action of the Securities and Exchange Commission with respect to such Persons or Entities.

            16.4 Governing Law.

            EXCEPT TO THE EXTENT THAT THE BANKRUPTCY CODE OR OTHER FEDERAL LAW IS APPLICABLE, OR TO THE EXTENT A SCHEDULE OR EXHIBIT HERETO OR INSTRUMENT, AGREEMENT OR OTHER DOCUMENT EXECUTED UNDER THE PLAN PROVIDES OTHERWISE, THIS PLAN, THE RIGHTS, DUTIES AND OBLIGATIONS ARISING UNDER THIS PLAN, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS PLAN OR THE TRANSACTIONS CONTEMPLATED BY THIS PLAN (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT

                                     PLN-66

REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

            16.5 Notices.

            All notices, requests and demands to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

            TO THE CREDITORS' COMMITTEE:

                   Members of the Creditors' Committee
                   c/o Cadwalader, Wickersham & Taft
                   100 Maiden Lane
                   New York, NY 10038
                   Attn: Michael Edelman
                   Telephone: 212-504-6000
                   Facsimile: 212-504-6666

                   WITH A COPY TO COUNSEL FOR THE CREDITORS' COMMITTEE:

                   Cadwalader, Wickersham & Taft
                   100 Maiden Lane
                   New York, NY 10038
                   Attn: Michael Edelman
                   Telephone: 212-504-6000
                   Facsimile: 212-504-6666

                   -and-

                   Gardner Carton & Douglas
                   Suite 3700
                   191 North Wacker Drive
                   Chicago, Illinois 60606-1698
                   Attn: Jeffrey Schwartz
                   Telephone: 312-569-1208
                   Facsimile: 312-569-3208

                                     PLN-67

            TO THE WORLD ACCESS GROUP:

                   World Access, Inc.
                   45 East Paces Ferry Road
                   Suite 2200
                   Atlanta, GA 30328
                   Attn: W. Tod Chmar
                   Telephone: 404-261-6190
                   Facsimile: 404-233-2280

            WITH A COPY TO COUNSEL FOR THE WORLD ACCESS GROUP:

                   Jenner & Block LLC
                   One IBM Plaza
                   Chicago, IL 60611
                   Attn: Mark K. Thomas
                   Telephone: 312-222-9350
                   Facsimile: 312-527-0484

                   and

                   Lamberth, Bonapfel, Cifelli & Stokes, PA
                   3343 Peachtree Road, N.E.
                   East Tower, Suite 550
                   Atlanta, GA 30326
                   Attn: G. Frank Nason
                   Telephone: 404-495-4468
                   Facsimile: 404-262-9911

            UNITED STATES TRUSTEE:

                   Office of the U.S. Trustee
                   227 West Monroe Street
                   Chicago, IL 60606
                   Attn: Kathryn M. Gleason
                   Telephone: 312-886-3327
                   Facsimile: 312-886-5794

            16.6 Further Documents and Action.

            The World Access Group, the Creditors' Committee and Realization Trust shall execute, and are authorized to file with the Bankruptcy Court, such agreements and other documents, take or cause to be taken such action, and deliver such documents or information as may be necessary or appropriate to effect and further evidence the terms and conditions of the Plan and to consummate the transactions and transfers contemplated by the Plan. The World Access Group, the Creditors' Committee and the Realization Trust, and all other parties, shall execute any and all documents and instruments that must be executed under or in connection

                                     PLN-68
with the Plan in order to implement the terms of the Plan or to effectuate the Distributions under the Plan, provided that such documents and instruments are reasonably acceptable to such party or parties.

            16.7 Plan Supplement.

            Except as otherwise provided in the Plan, forms of the following documents shall be contained in the Plan Supplement and filed with the Clerk of the Bankruptcy Court at least ten (10) days prior to the Voting Deadline: the Assumption/Assignment Schedule and the Realization Trust Agreement, and, if available by such date, the lists of the initial members of the Realization Monitoring Committee. Upon its filing with the Bankruptcy Court, the Plan Supplement may be inspected in the office of the Clerk of the Bankruptcy Court during normal Bankruptcy Court hours. Holders of Claims or Equity Interests may obtain a copy of the Plan Supplement upon written request to the World Access Group or the Creditors' Committee in accordance with Section 16.5 of the Plan.

            16.8 Confirmation Order and Plan Control; Conflicts.

            In the event of any conflict or inconsistency between the terms of
(a) the Plan (including all exhibits to the Plan), and (b) the Disclosure Statement, the terms of the Plan shall control. In the event any conflict or inconsistency between the terms of (a) the Plan (including all exhibits to the Plan), and (b) the Confirmation Order, the terms of the Confirmation Order shall control.

            16.9 Reservation of Rights.

            If the Plan is not confirmed by a Final Order, or if the Plan is confirmed and the Effective Date does not occur, the rights of all parties in interest in the Chapter 11 Cases are and will be reserved in full. Any concessions or settlements reflected herein, if any, are made for purposes of the Plan only, and if the Effective Date of the Plan does not occur, no party in interest in the Chapter 11 Cases shall be bound or deemed prejudiced by any such concession or settlement.

            16.10 Tax Reporting and Compliance.

            In connection with the Plan and all instruments issued in connection therewith and Distributions thereon, the World Access Group, and the Realization Trust, shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority and all Distributions hereunder shall be subject to any such withholding and reporting requirements. No holder of an Allowed Claim against the World Access Group shall effectuate any withholding with respect to the cancellation or satisfaction of such Allowed Claim under the Plan. The Realization Trust is hereby authorized to request an expedited determination of taxes under section 505(b) of the Bankruptcy Code for all taxable periods of the World Access Group ending after the Petition Date through, and including, the Effective Date of the Plan.

                                     PLN-69

            16.11 Binding Effect.

            The rights, benefits and obligations of any Entity named or referred to in the Plan, or whose actions may be required to effectuate the terms of the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such Entity (including, but not limited to, any trustee appointed for the World Access Group under Chapters 7 or 11 of the Bankruptcy Code). The Confirmation Order shall provide that the terms and provisions of the Plan and the Confirmation Order shall survive and remain effective after entry of any order which may be entered converting any of the World Access Group' Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, and the terms and provisions of the Plan shall continue to be effective in this or any superseding case under the Bankruptcy Code.

            16.12 No Admissions.

            Notwithstanding anything herein to the contrary, nothing contained in the Plan shall be deemed an admission by the Debtors or the Creditors' Committee with respect to any matter set forth herein, including, without limitation, liability on any Claim or the propriety of a Claim's classification.

                                  [END OF TEXT]
                            [SIGNATURE PAGES FOLLOW]

                                     PLN-70

            IN WITNESS WHEREOF, each of the undersigned has duly executed the Plan as of the date first above written.

                                      WORLD ACCESS, INC., WA TELCOM
                                      PRODUCTS CO., INC., WORLDXCHANGE
                                      COMMUNICATIONS, INC., FACILICOM
                                      INTERNATIONAL LLC AND WORLD ACCESS
                                      TELECOMMUNICATIONS GROUP, INC.

                                      By: /s/ Michael Mies
                                          --------------------------------------
                                      Name:  Michael Mies
                                      Their: Officer of the Debtors

                                      OFFICIAL UNSECURED CREDITORS' COMMITTEE,
                                      BY AND THROUGH THEIR UNDERSIGNED COUNSEL

                                      By: /s/ Michael J. Edelman
                                          --------------------------------------
                                      Name: Michael J. Edelman
                                      Its:  Counsel

                                     PLN-71

                                    EXHIBIT C

            Limited Release of Exculpated Parties by Persons Consenting to the Plan.

            Except as otherwise specifically provided for by the Plan and with respect to the Pending D&O Actions, any Person who voted to accept the Plan shall be presumed conclusively to have released the Exculpated Parties from any Claim (including derivative claims), obligations, suits, judgments, damages, demands, debts, rights, Causes of Action and Liabilities (other than the right to enforce the Debtors' or the Realization Trust's obligations under the Plan and the contracts, instruments, releases, agreements and documents delivered thereunder or contracts assumed by the Debtors in connection therewith), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising in law, equity or otherwise, that are based on, arising from, or in any way connected with (A) the same subject matter as the Claim or Equity Interest on which the Distribution is received, (B) the Chapter 11 Cases, (C) the Plan, (D) the negotiation, formulation and preparation of the Plan and any of the terms, settlements and compromises reflected in the Plan. The release described in the preceding sentence shall be enforceable as a matter of contract law against any Person or Entity that voted to accept the Plan. Notwithstanding the foregoing, the foregoing shall not effect a release or affect in any manner the claims asserted in the Pending D&O Actions against the Debtors' directors or officers.

                                    EXHIBIT D

                     HOLDERS OF WORLDXCHANGE PRIORITY CLAIMS

                       WHO HAVE OBJECTED TO THE JOINT PLAN

                                                                          SCHEDULED
                                                  CONTACT TEL.    E-MAIL  OR PROOF   CLAIM    ACCEPT  VOTING
CREDITOR NAME    CREDITOR NO. FULL ADDRESS            NO.        ADDRESS  OF CLAIM   NUMBER   OBJECT  AMOUNT       COMMENT
-------------    ------------ ------------        ------------   -------  --------   ------   ------  ------       -------
PROPER BALLOTS

ANA ALEMAN          417       7494 GAYNESWOOD                               SCH          544  OBJECT  $   957.13
                              WAY SAN DIEGO CA
                              92139

MELINDA ANTONIO     424       12267 BRANICOLE LN                            SCH          551  OBJECT  $ 1,711.28 Duplicative of
                              SAN DIEGO CA                                                                       filed claim
                              92129

MELINDA ANTONIO     424       12267 BRANICOLE LN                            CLM      3700041  OBJECT     Blank
                              SAN DIEGO CA
                              92129

VINCENT             452       1984 REO DR         (619) 472-8931            CLM      3700291  OBJECT  $   436.15
CABRERA                       SAN DIEGO CA
                              92139

PATRICIA GROVES     523       4590 OREGON ST      See e-mail                CLM      3700375  OBJECT  $   110.88
                              SAN DIEGO CA
                              92116

DESIREE KATES       555       12253 BLANTON       (858) 486-8082            SCH          682  OBJECT  $ 1,648.32
                              LANE SAN            FAX (858)
                              DIEGO, CA 92128     679-0694

DAVID LECHMAN       567       874 FRIENDLY        (619) 590-9153            SCH          694  OBJECT  $ 3,202.46
                              CIRCLE LEL
                              CAJON
                              CA 92021-6103

PUEBLO, CITY OF    6665       PO BOX 1427         (719) 584-0860            CLM      3700640  OBJECT  $   55.40
                              PUEBLO CO           FAX (719)
                              81002               584-0820

ANNA-MARIE         5231       13005 WIMBERLY      (858) 748-2662            CLM      3700416  OBJECT  $10,627.34 in excess of
WEBBER                        SQUARE #158                                                                        $4,650 statutory
                              SAN DIEGO CA 92128                                                                 cap for employee
                                                                                                                 priority claims

                                                                               TOTAL PROPER BALLOTS   $18,748.96

DEFECTIVE
BALLOTS

ERIK RODRIGUEZ      649       2143 COUNTRY PL
                              ESCONDIDO CA
                              92026            (760) 737-9697            CLM      3700066  OBJECT  $ 1,153.85 Duplicative
                                                                                                              of filed claim
ERIK RODRIGUEZ      649       2143 COUNTRY PL
                              ESCONDIDO CA
                              92026            (760) 737-9697            SCH          776  OBJECT  $ 1,066.15


IRENE               655       12659 EL CAMINO
SATTERTHWAITE                 REAL #3
                              SAN DIEGO
                              CA 92130         858-481-9066              SCH          782  OBJECT  $   743.02

                                                                            TOTAL DEFECTIVE        $ 2,963.02
                                                                                                   ----------
                                                                             TOTAL                 $21,711.98
                                                                                                   ----------